Exhibit 99.1

DDR CORP. QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED JUNE 30, 2018

DDR Corp.

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; the impact of the recent spin-off of Retail Value Inc. or the portfolio transition or any change in strategy; the success of our deleveraging strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

DDR REPORTS SECOND QUARTER 2018 OPERATING RESULTS

BEACHWOOD, OHIO, July 25, 2018 – DDR Corp. (NYSE: DDR) today announced operating results for the quarter ended June 30, 2018.

“I am pleased with our results, highlighted by the completion of the spin-off of Retail Value Inc., allowing DDR to retain a focused, high quality, and growth-oriented portfolio of 78 wholly-owned assets,” commented David R. Lukes, president and chief executive officer.  “Our operating performance in the quarter was also excellent, with strong leasing volumes and spreads, including notable leases with new portfolio tenants, and better than expected same store net operating income.”

Results for the Quarter

•

Second quarter net loss attributable to common shareholders was $11.7 million, or $0.07 per diluted share, as compared to net income of $23.2 million, or $0.13 per diluted share, in the year ago-period. The year-over-year increase in net loss is primarily attributable to spin-off transaction costs of $31.4 million and lower gain on sale of assets partially offset by lower impairment charges.

•

Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $90.5 million, or $0.49 per diluted share, compared to $108.8 million, or $0.59 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging asset sales.

Significant Second Quarter Activity

•

On July 1, 2018, completed the previously announced spin-off of Retail Value Inc. (“RVI”), an independent company on the New York Stock Exchange under the ticker symbol RVI. RVI owned a portfolio of 48 assets that included 36 continental U.S. assets and all 12 of DDR’s previously owned Puerto Rico assets at the time of the spin-off.  DDR has retained a preferred stock investment of $190 million and will continue to manage the RVI assets.

•

Sold 17 shopping centers and land parcels for an aggregate sales price of $421.1 million, totaling $202.7 million at DDR’s share, including $10.3 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.  Includes two RVI shopping centers sold prior to completion of the spin-off at an aggregate sales price of $105.8 million.

•	Executed a one-for-two reverse stock split of the Company’s common shares in May 2018. All prior period per share information has been restated to reflect the impact of the reverse stock split.

Key Quarterly Operating Results

•

Reported 1.4% same store net operating income growth on a pro rata basis for New DDR.  The results of “New DDR” represent the results of the assets as of July 1, 2018 that remain in DDR after the completion of the spin-off of RVI.

•

Generated new leasing spreads of 24.7% and renewal leasing spreads of 5.7%, both on a pro rata basis for New DDR for the quarter, and new leasing spreads of 21.9% and renewal leasing spreads of 6.5%, both on a pro rata basis for New DDR for the trailing twelve-month period.

•	Reported a leased rate of 93.1% at June 30, 2018 for New DDR on a pro rata basis, compared to 93.2% at June 30, 2017.
•	Annualized base rent per occupied square foot on a pro rata basis was $17.36 at June 30, 2018 for New DDR, compared to $17.08 at June 30, 2017.

Guidance

There has been no change in the Company’s Operating FFO per share guidance since the update provided on June 4, 2018, for the effect of the reverse stock split. The Company continues to estimate Operating FFO for the third quarter of 2018 to be at least $0.30 per diluted share.  Disposition fees from RVI are excluded from Operating FFO guidance.

Reconciliation of Net Income Attributable to DDR to FFO and Operating FFO Estimate:

3Q2018E Per Share - Diluted
Net income attributable to Common Shareholders	$0.04 - $0.06
Depreciation and amortization of real estate	0.23 - 0.26
Equity in net income of JVs	(0.02)
JVs' FFO	0.04
FFO (NAREIT)	$0.29
Transaction costs	0.01
Operating FFO	$0.30

About DDR Corp.

DDR is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 5:00 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR's website, ir.ddr.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 1536254 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.ddr.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude:  (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons). In addition, due to the impact of Hurricane Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; the impact of the recent spin-off of Retail Value Inc. or the portfolio transition or any change in strategy; the success of our deleveraging strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2018. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		2Q18	2Q17	6M18	6M17
	Revenues (1):
	Minimum rents (2)	$141,678	$164,623	$288,565	$331,852
	Percentage rent	1,453	1,823	3,261	3,522
	Recoveries	50,558	55,633	101,912	113,109
	Other property revenues (3)	7,532	5,321	12,440	9,899
	Business interruption income	3,100	0	5,100	0
		204,321	227,400	411,278	458,382
	Expenses (4):
	Operating and maintenance	31,149	32,150	60,906	65,141
	Real estate taxes	30,478	33,744	62,501	68,073
		61,627	65,894	123,407	133,214

	Net operating income	142,694	161,506	287,871	325,168

	Other income (expense):
	Fee income	7,195	8,787	15,306	18,226
	Interest income	5,016	7,166	10,357	15,558
	Interest expense	(44,913)	(48,908)	(88,953)	(100,735)
	Depreciation and amortization	(72,462)	(90,276)	(146,886)	(181,160)
	General and administrative (5)	(20,187)	(22,756)	(36,302)	(53,828)
	Other income (expense), net (6)	(36,255)	(954)	(97,862)	(958)
	Impairment charges	(18,060)	(28,096)	(48,504)	(50,069)
	Hurricane property loss	(224)	0	(974)	0
	Loss before earnings from JVs and other	(37,196)	(13,531)	(105,947)	(27,798)

	Equity in net income (loss) of JVs	3,821	(717)	12,607	(2,382)
	Adjustment (reserve) of preferred equity interests	1,625	0	(2,336)	(76,000)
	Tax expense	(391)	(473)	(373)	(696)
	Gain on disposition of real estate, net	29,508	44,599	39,519	82,726
	Net (loss) income	(2,633)	29,878	(56,530)	(24,150)
	Non-controlling interests	(696)	(267)	(952)	(480)
	Net (loss) income DDR	(3,329)	29,611	(57,482)	(24,630)
	Preferred dividends	(8,383)	(6,399)	(16,766)	(11,993)
	Net (loss) income Common Shareholders	($11,712)	$23,212	($74,248)	($36,623)

	Weighted average shares – Basic – EPS (7)	184,634	183,493	184,595	183,355
	Assumed conversion of diluted securities (7)	0	22	0	0
	Weighted average shares – Diluted – EPS (7)	184,634	183,515	184,595	183,355

	Earnings per common share – Basic & Diluted (7)	($0.07)	$0.13	($0.41)	($0.20)

	Revenue items:
(1)	Lost revenue related to hurricane	($2,787)	$0	($6,570)	$0
(2)	Ground lease revenue	9,601	10,796	19,570	21,688
(3)	Lease termination fees	2,695	630	3,216	808

(4)	Operating expenses:
	Bad debt expense	198	(332)	101	(1,256)

(5)	General and administrative expenses:
	Separation charges	(4,641)	(5,081)	(4,641)	(16,552)
	Internal leasing expenses	(1,382)	(1,258)	(2,578)	(2,850)
	Construction administrative costs (capitalized)	1,191	1,830	2,561	4,218

(6)	Other income (expense), net
	Transaction costs - spin off	(31,431)	0	(36,516)	0
	Debt extinguishment costs, net	(1,968)	(596)	(58,400)	(596)
	Transaction and other (income) expense, net	(2,856)	(358)	(2,946)	(362)
		(36,255)	(954)	(97,862)	(958)

(7)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

DDR Corp.

Reconciliation:  Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		2Q18	2Q17	6M18	6M17
	Net (loss) income attributable to Common Shareholders	($11,712)	$23,212	($74,248)	($36,623)
	Depreciation and amortization of real estate	70,895	88,423	143,755	177,073
	Equity in net (income) loss of JVs	(3,821)	717	(12,607)	2,382
	JVs' FFO	6,641	6,212	13,811	12,794
	Non-controlling interests	506	76	559	152
	Impairment of depreciable real estate	18,060	19,010	48,504	40,982
	Gain on disposition of depreciable real estate, net	(28,997)	(44,525)	(38,685)	(81,423)
	FFO attributable to Common Shareholders	$51,572	$93,125	$81,089	$115,337

	(Adjustment) reserve of preferred equity interests	(1,625)	0	2,336	76,000
	Hurricane property loss (1)	(89)	0	2,445	0
	Impairment charges – non-depreciable assets	0	9,086	0	9,086
	Separation charges	4,641	5,081	4,641	16,552
	Debt extinguishment, transaction, other, net	36,255	948	97,862	947
	Joint ventures - debt extinguishment, transaction, other	249	604	703	684
	Gain on disposition of non-depreciable real estate, net	(511)	(74)	(834)	(1,303)
	Total non-operating items, net	38,920	15,645	107,153	101,966
	Operating FFO attributable to Common Shareholders	$90,492	$108,770	$188,242	$217,303

	Weighted average shares & units – Basic: FFO & OFFO (2)	184,786	183,741	184,760	183,615
	Assumed conversion of dilutive securities (2)	6	22	7	33
	Weighted average shares & units – Diluted: FFO & OFFO (2)	184,792	183,763	184,767	183,648

	FFO per share – Basic & Diluted (2)	$0.28	$0.51	$0.44	$0.63
	Operating FFO per share – Basic & Diluted (2)	$0.49	$0.59	$1.02	$1.18
	Common stock dividends declared, per share (2)	$0.38	$0.38	$0.76	$0.76

	Certain non-cash items (DDR share):
	Straight-line rent, net	$277	$223	($91)	$657
	Amortization of (above)/below-market rent, net	(1,317)	4,383	526	8,233
	Straight-line ground rent (expense) income	(25)	(53)	(76)	216
	Debt fair value and loan cost amortization	(2,575)	(1,131)	(5,274)	(2,118)
	Capitalized interest expense	345	478	668	876
	Stock compensation expense	(1,392)	(1,584)	(3,084)	(3,492)
	Non-real estate depreciation expense	(1,525)	(1,807)	(3,048)	(3,942)
	Non-cash interest income	0	0	0	1,283

	Capital expenditures (DDR share):
	Development and redevelopment costs	13,043	9,865	33,517	19,520
	Maintenance capital expenditures	3,049	3,200	3,570	4,024
	Tenant allowances and landlord work	10,460	11,058	19,878	29,182
	Leasing commissions	943	864	1,840	1,723

(1)	Hurricane property loss (DDR Share):
	Lost tenant revenue	(2,787)	0	(6,570)	0
	Business interruption income	3,100	0	5,100	0
	Clean up costs and other expenses, net	(224)	0	(975)	0
		89	0	(2,445)	0

(2)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

DDR Corp.

Balance Sheet:  Consolidated Interests

	$ in thousands
		At Period End
		2Q18	4Q17
	Assets:
	Land	$1,667,258	$1,738,792
	Buildings	5,439,822	5,733,451
	Fixtures and tenant improvements	701,439	693,280
		7,808,519	8,165,523
	Depreciation	(1,970,100)	(1,953,479)
		5,838,419	6,212,044
	Construction in progress and land	83,348	82,480
	Real estate, net	5,921,767	6,294,524

	Investments in JVs	93,027	106,037
	Receivable – preferred equity interests, net	228,077	277,776
	Cash	32,067	92,611
	Restricted cash	74,730	2,113
	Notes receivable, net	19,670	19,675
	Receivables, net (1)	103,781	108,695
	Property insurance receivable	49,202	58,583
	Intangible assets, net	149,896	182,407
	Other assets, net	32,172	27,652
	Total Assets	6,704,389	7,170,073

	Liabilities and Equity:
	Revolving credit facilities	45,000	0
	Unsecured debt	1,918,263	2,810,100
	Unsecured term loan	198,461	398,130
	Secured debt	1,428,025	641,082
		3,589,749	3,849,312
	Dividends payable	78,690	78,549
	Other liabilities (2)	343,612	344,774
	Total Liabilities	4,012,051	4,272,635

	Preferred shares	525,000	525,000
	Common shares	18,465	18,426
	Paid-in capital	5,543,006	5,531,249
	Distributions in excess of net income	(3,397,993)	(3,183,134)
	Deferred compensation	7,718	8,777
	Other comprehensive income	(1,457)	(1,106)
	Common shares in treasury at cost	(7,304)	(8,280)
	Non-controlling interests	4,903	6,506
	Total Equity	2,692,338	2,897,438

	Total Liabilities and Equity	$6,704,389	$7,170,073

(1)	Straight-line rents receivable, net	$56,354	$59,439

(2)	Below-market leases, net	110,268	127,513

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	2Q18	2Q17	2Q18	2Q17
GAAP Reconciliation:
Net (loss) income attributable to DDR	($3,329)	$29,611	($3,329)	$29,611
Fee income	(7,195)	(8,787)	(7,195)	(8,787)
Interest income	(5,016)	(7,166)	(5,016)	(7,166)
Interest expense	44,913	48,908	44,913	48,908
Depreciation and amortization	72,462	90,276	72,462	90,276
General and administrative	20,187	22,756	20,187	22,756
Other expense, net	36,255	954	36,255	954
Impairment charges	18,060	28,096	18,060	28,096
Hurricane property loss	224	0	224	0
Equity in net (income) loss of joint ventures	(3,821)	717	(3,821)	717
(Adjustment) reserve of preferred equity interests	(1,625)	0	(1,625)	0
Tax expense	391	473	391	473
Gain on disposition of real estate	(29,508)	(44,599)	(29,508)	(44,599)
Income from non-controlling interests	696	267	696	267
Consolidated NOI	142,694	161,506	142,694	161,506
DDR's consolidated JV	0	0	(383)	(396)
Consolidated NOI, net of non-controlling interests	142,694	161,506	142,311	161,110

Net income (loss) from unconsolidated joint ventures	12,623	(33,702)	3,529	(1,163)
Interest expense	24,946	29,004	3,806	4,606
Depreciation and amortization	37,299	47,589	4,957	5,747
Impairment charges	0	27,850	0	1,392
Preferred share expense	6,317	8,239	316	412
Other expense, net	6,616	9,054	1,044	1,611
(Gain) loss on disposition of real estate, net	(12,356)	803	(1,877)	40
Unconsolidated NOI	75,445	88,837	11,775	12,645

Total Consolidated + Unconsolidated NOI	218,139	250,343	154,086	173,755
Less: Non-Same Store NOI adjustments including Puerto Rico NOI	(34,276)	(68,246)	(31,429)	(52,363)
Total SSNOI	$183,863	$182,097	$122,657	$121,392
Less: RVI – continental U.S. and disposition assets	(33,664)	(33,664)	(33,664)	(33,664)
Total New DDR SSNOI	$150,199	$148,433	$88,993	$87,728

SSNOI % Change – DDR at share (excluding Puerto Rico)	1.0%		1.0%
SSNOI % Change – New DDR at share	1.2%		1.4%

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

GLA in thousands
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Shopping Center Count
Operating Centers - 100%	241	258	273	286	298
Wholly Owned - DDR (ex RVI as of 4Q17)	78	82	86	131	136
JV Portfolio	115	126	137	143	150
Wholly Owned RVI - continental U.S.	36	38	38	n/a	n/a
Wholly Owned - Puerto Rico (RVI as of 4Q17)	12	12	12	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease - 100%	62,668	65,254	67,410	71,118	72,686
Owned and Ground Lease - DDR Share	42,754	43,999	45,118	47,039	48,053
Wholly Owned - DDR (ex RVI as of 4Q17)	22,884	23,535	24,476	38,314	39,307
JV Portfolio - DDR Share	3,879	3,994	4,167	4,284	4,305
Wholly Owned - RVI - continental U.S.	11,560	12,040	12,034	n/a	n/a
Wholly Owned - Puerto Rico (RVI as of 4Q17)	4,431	4,431	4,441	4,441	4,441
Unowned - 100%	21,410	23,604	24,758	26,104	27,352

Quarterly Operational Overview
DDR Share
Base Rent PSF	$16.62	$16.49	$16.46	$16.16	$16.09
Base Rent PSF < 10K	$27.49	$27.29	$27.11	$26.93	$26.72
Base Rent PSF > 10K	$13.52	$13.41	$13.36	$13.09	$13.01
Leased Rate	92.3%	92.9%	93.2%	93.4%	93.7%
Commenced Rate	90.3%	90.8%	91.3%	91.4%	91.5%
Leased Rate < 10K SF	86.9%	87.1%	87.6%	87.8%	87.9%
Leased Rate > 10K SF	94.0%	94.6%	94.9%	95.1%	95.4%

Wholly Owned DDR (ex RVI as of 4Q17)
Base Rent PSF	$17.72	$17.52	$17.41	$15.87	$15.79
Leased Rate	93.2%	93.6%	93.5%	93.7%	94.0%
Leased Rate < 10K SF	91.2%	90.7%	90.3%	89.1%	89.4%
Leased Rate > 10K SF	93.7%	94.5%	94.4%	95.0%	95.3%

Joint Venture DDR Share
Base Rent PSF	$15.23	$15.02	$14.93	$14.81	$14.71
Leased Rate	92.8%	93.3%	93.6%	93.3%	93.8%
Leased Rate < 10K SF	85.3%	85.4%	86.3%	86.1%	86.2%
Leased Rate > 10K SF	95.6%	96.2%	96.4%	96.0%	96.6%

Wholly Owned RVI - continental U.S.
Base Rent PSF	$13.56	$13.63	$13.60	n/a	n/a
Leased Rate	92.5%	93.4%	93.6%	n/a	n/a
Leased Rate < 10K SF	83.5%	85.0%	86.4%	n/a	n/a
Leased Rate > 10K SF	95.1%	95.8%	95.6%	n/a	n/a

Wholly Owned - Puerto Rico (RVI as of 4Q17)
Base Rent PSF	$20.71	$20.89	$21.12	$20.60	$20.82
Leased Rate	87.1%	87.0%	89.6%	90.7%	90.4%
Leased Rate < 10K SF	79.0%	79.3%	80.6%	81.3%	80.5%
Leased Rate > 10K SF	91.0%	90.7%	93.9%	95.1%	95.1%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned – DDR Share	90.6%	90.6%	90.5%	91.6%	91.7%
% of Aggregate Property NOI - Joint Venture – DDR Share	9.4%	9.4%	9.5%	8.4%	8.3%

Same Store NOI
DDR at share (excluding Puerto Rico)	1.0%	1.5%	-0.4%	0.0%	0.0%
New DDR at share	1.4%	2.6%	0.8%	n/a	n/a

TTM Total Leasing - New DDR at share (GLA in 000's)	3,501	3,289	3,648	4,570	4,647
TTM Blended New and Renewal Rent Spreads - New DDR at share	8.4%	8.9%	8.4%	7.9%	9.0%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2018	December 31, 2017	December 31, 2016
Capital Structure
Market Value Per Share	$14.78	$17.92	$30.54

Common Shares Outstanding	184,651	184,237	183,132
Operating Partnership Units	141	186	199
Total Outstanding Common Shares	184,792	184,423	183,331

Common Shares Equity	$2,730,302	$3,304,857	$5,598,939

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	0
Total Perpetual Preferred Stock	$525,000	$525,000	$350,000

Unsecured Credit Facilities	45,000	0	0
Unsecured Term Loan	200,000	400,000	400,000
Unsecured Notes Payable	1,929,632	2,827,052	2,927,185
Mortgage Debt (includes JVs at DDR share)	1,770,620	988,740	1,382,483
Total Debt (includes JVs at DDR share)	3,945,252	4,215,792	4,709,668
Less: Cash (including restricted cash)	106,797	94,724	39,225
Net Debt	$3,838,455	$4,121,068	$4,670,443

Total Market Capitalization	$7,093,757	$7,950,925	$10,619,382

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	3,514,655	3,763,739	4,457,227
Consolidated Adjusted EBITDA - annualized	580,284	622,576	683,852
Consolidated Net Debt / Adjusted EBITDA (1)	6.1X	6.0X	6.5X

Pro-Rata Net Effective Debt	3,825,365	4,102,455	4,863,392
Pro-Rata Adjusted EBITDA - annualized	595,660	637,736	705,480
Pro-Rata Net Debt / Adjusted EBITDA (1)	6.4X	6.4X	6.9X

Outstanding Debt & Obligations	3,646,760	3,884,947	4,533,536
Undepreciated Real Estate Assets	8,212,971	8,631,815	9,698,190
Total Debt to Real Estate Assets Ratio	44%	45%	47%
Covenant	65%	65%	65%

Secured Debt & Obligations	1,455,881	640,553	1,183,277
Total Assets	8,667,656	9,115,651	10,188,963
Secured Debt to Assets Ratio	17%	7%	12%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,757,379	6,973,787	7,066,505
Unsecured Debt & Obligations	2,190,878	3,244,394	3,350,259
Unencumbered Assets to Unsecured Debt	217%	215%	211%
Covenant	135%	135%	135%

Net Income Available for Debt Service	449,285	560,295	692,499
Maximum Annual Service Charge	194,391	217,754	257,057
Fixed Charge Coverage Ratio	2.3X	2.6X	2.7X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	585,309	623,575	692,982
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.0X	2.9X	2.7X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa2 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB- (Positive)	BBB- (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI costs.

DDR Corp.

Same Store Metrics – 2Q (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share
DDR at share	2Q18	2Q17	Change	2Q18	2Q17	Change

Leased Rate	92.5%	93.4%	(0.9%)	92.4%	93.5%	(1.1%)
Commenced Rate	90.6%	91.4%	(0.8%)	90.5%	91.5%	(1.0%)

Revenues:
Base Rents	$193,757	$191,980	0.9%	$129,104	$127,572	1.2%
Recoveries	66,436	65,069	2.1%	45,127	44,413	1.6%
Other	2,248	2,100	7.0%	1,411	1,283	10.0%
	262,441	259,149	1.3%	175,642	173,268	1.4%
Expenses:
Operating	(35,868)	(34,284)	4.6%	(23,636)	(22,472)	5.2%
Real Estate Taxes	(42,274)	(42,304)	(0.1%)	(29,018)	(29,165)	(0.5%)
Bad Debt Expense	(436)	(464)	(6.0%)	(331)	(239)	38.5%
	(78,578)	(77,052)	2.0%	(52,985)	(51,876)	2.1%
Total SSNOI (2)	$183,863	$182,097	1.0%	$122,657	$121,392	1.0%

Non-Same Store NOI (including Puerto Rico NOI) (3)	34,276	68,246		31,429	52,363
Total Consolidated + Unconsolidated NOI	$218,139	$250,343		$154,086	$173,755

SSNOI Operating Margin	70.1%	70.3%		69.8%	70.1%
SSNOI Recovery Rate	85.0%	85.0%		85.7%	86.0%

	Same Store at 100%			Same Store at DDR Share
New DDR at share	2Q18	2Q17	Change	2Q18	2Q17	Change

Leased Rate	93.0%	93.4%	(0.4%)	93.3%	93.5%	(0.2%)
Commenced Rate	91.1%	91.0%	0.1%	91.3%	91.0%	0.3%

Revenues:
Base Rents	$158,670	$156,678	1.3%	$94,017	$92,270	1.9%
Recoveries	53,607	52,596	1.9%	32,298	31,940	1.1%
Other	1,941	1,901	2.1%	1,104	1,084	1.8%
	214,218	211,175	1.4%	127,419	125,294	1.7%
Expenses:
Operating	(29,775)	(28,213)	5.5%	(17,543)	(16,401)	7.0%
Real Estate Taxes	(33,875)	(34,113)	(0.7%)	(20,619)	(20,974)	(1.7%)
Bad Debt Expense	(369)	(416)	(11.3%)	(264)	(191)	38.2%
	(64,019)	(62,742)	2.0%	(38,426)	(37,566)	2.3%
Total SSNOI	$150,199	$148,433	1.2%	$88,993	$87,728	1.4%

SSNOI Operating Margin	70.1%	70.3%		69.8%	70.0%
SSNOI Recovery Rate	84.2%	84.4%		84.6%	85.5%

(1) See calculation definition in the Non-GAAP Measures section. Excludes impact of all hurricane related lost revenues, costs and bad debt expense.
(2) Excludes Puerto Rico.
(3) See Investments section for detail on major redevelopment activity. Represents 20.4% of 2Q18 and 21.3% of 6M18 total NOI at DDR share.

DDR Corp.

Same Store Metrics – YTD (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share
DDR at share	6M18	6M17	Change	6M18	6M17	Change

Leased Rate	92.5%	93.4%	(0.9%)	92.4%	93.5%	(1.1%)
Commenced Rate	90.6%	91.4%	(0.8%)	90.5%	91.5%	(1.0%)

Revenues:
Base Rents	$386,335	$383,667	0.7%	$257,300	$254,732	1.0%
Recoveries	$131,058	$130,091	0.7%	$88,975	$89,013	(0.0%)
Other	$4,446	$4,108	8.2%	$2,806	$2,614	7.3%
	521,839	517,866	0.8%	349,081	346,359	0.8%
Expenses:
Operating	($69,320)	($68,623)	1.0%	($45,477)	($45,215)	0.6%
Real Estate Taxes	($84,734)	($84,669)	0.1%	($58,059)	($58,507)	(0.8%)
Bad Debt Expense	($1,092)	($1,237)	(11.7%)	($573)	($863)	(33.6%)
	(155,146)	(154,529)	0.4%	(104,109)	(104,585)	(0.5%)
Total SSNOI (2)	$366,693	$363,337	0.9%	$244,972	$241,774	1.3%

Non-Same Store NOI (including Puerto Rico NOI) (3)	76,767	141,048		66,286	171,425
Total Consolidated + Unconsolidated NOI	$443,460	$504,385		$311,258	$413,199

SSNOI Operating Margin	70.3%	70.2%		70.2%	69.8%
SSNOI Recovery Rate	85.1%	84.9%		85.9%	85.8%

	Same Store at 100%			Same Store at DDR Share
New DDR at share	6M18	6M17	Change	6M18	6M17	Change

Leased Rate	93.0%	93.4%	(0.4%)	93.3%	93.5%	(0.2%)
Commenced Rate	91.1%	91.0%	0.1%	91.3%	91.0%	0.3%

Revenues:
Base Rents	$315,863	$312,519	1.1%	$186,828	$183,584	1.8%
Recoveries	$105,499	$104,475	1.0%	$63,416	$63,398	0.0%
Other	$3,908	$3,706	5.5%	$2,268	$2,212	2.5%
	425,270	420,700	1.1%	252,512	249,194	1.3%
Expenses:
Operating	($57,203)	($56,427)	1.4%	($33,360)	($33,019)	1.0%
Real Estate Taxes	($67,790)	($67,974)	(0.3%)	($41,116)	($41,812)	(1.7%)
Bad Debt Expense	($1,092)	($809)	35.0%	($573)	($436)	31.4%
	(126,085)	(125,210)	0.7%	(75,049)	(75,267)	(0.3%)
Total SSNOI	$299,185	$295,490	1.3%	$177,463	$173,927	2.0%

SSNOI Operating Margin	70.4%	70.2%		70.3%	69.8%
SSNOI Recovery Rate	84.4%	84.0%		85.1%	84.7%

(1) See calculation definition in the Non-GAAP Measures section. Excludes impact of all hurricane related lost revenues, costs and bad debt expense.
(2) Excludes Puerto Rico.
(3) See Investments section for detail on major redevelopment activity. Represents 20.4% of 2Q18 and 21.3% of 6M18 total NOI at DDR share.

DDR Corp.

DDR and Retail Value Inc. Financial Information

$ in thousands
	Income Statement — 2Q18
	Consolidated	RVI		DDR
	DDR - Ex RVI (1)	continental U.S.	Puerto Rico	As Reported (2)
Revenues:
Minimum rents	$90,312	$36,098	$15,268	$141,678
Percentage rent	660	599	194	1,453
Recoveries	31,934	13,039	5,585	50,558
Other property revenues	2,442	2,719	2,371	7,532
Business interruption income	0	0	3,100	3,100
	125,348	52,455	26,518	204,321
Expenses:
Operating and maintenance	18,654	6,769	5,726	31,149
Real estate taxes	20,800	8,471	1,207	30,478
	39,454	15,239	6,934	61,627

Net operating income (3)	$85,894	$37,216	$19,584	$142,694

Lease Termination Fees (4)	$297	$2,240	$158	$2,695

Certain non-cash items:
Straight-line rent, net	$276	$49	($92)	$233
Amortization of (above)/below-market rent, net	(2,415)	964	79	(1,373)
Straight-line ground rent income (expense)	(11)	(2)	0	(13)

Capital expenditures:
Development and redevelopment costs	12,875	14	4	12,893
Maintenance capital expenditures	2,452	422	53	2,927
Tenant allowances and landlord work	4,533	4,547	242	9,322
Leasing commissions	390	427	0	817

(1) Includes NOI from assets sold in the quarter. Excludes DDR's share of joint venture NOI of $11.8 million as reported in Unconsolidated Joint Ventures section.
(2) Represents consolidated results of DDR Corp. as presented elsewhere herein.
(3) See definition and reconciliation in Non-GAAP Measures section presented elsewhere herein.
(4) Included in Other Property Revenues above.

DDR Corp.

DDR and Retail Value Inc. Financial Information

$ in thousands

	Balance Sheet — June 30, 2018
	Consolidated				DDR
	DDR - Ex RVI (1)		RVI (1)		As Reported (2)
Assets:
Land	$977,872		$689,386		$1,667,258
Buildings	3,626,366		1,813,456		5,439,822
Fixtures and tenant improvements	504,900		196,539		701,439
	5,109,138		2,699,381		7,808,519
Depreciation	(1,249,997)		(720,103)		(1,970,100)
	3,859,141		1,979,278		5,838,419
Construction in progress and land	62,685		20,663		83,348
Real estate, net	$3,921,826		$1,999,941		$5,921,767
Investments in JVs	321,104		$0		321,104
Cash	9,957		22,110		32,067
Restricted cash	1,454		73,276		74,730
Notes Receivable, net	19,670		0		19,670
Accounts receivable, net	70,343		33,438		103,781
Property insurance receivable	0		49,202		49,202
Intangible assets, net	95,371		54,525		149,896
Other assets, net	23,509		8,663		32,172
Total assets	$4,463,234	(3)	$2,241,155	(3)	$6,704,389

Liabilities and Equity:
Total debt	$2,347,944		$1,241,805		$3,589,749
Accounts payable and other liabilities	302,296		120,006		422,302
Total liabilities	$2,650,240		1,361,811		4,012,051

Preferred shares	525,000		0		525,000
All Other Equity	1,287,994		879,344		2,167,338
Total liabilities and equity	$4,463,234	(3)	$2,241,155	(3)	$6,704,389

Number of wholly-owned assets at period end (4)	79		48		127

(1) The break out of the amounts included in these statements are preliminary and subject to change. There can be no assurance that the final adjustments will not be materially different from those included herein.

(2) Represents consolidated results of DDR Corp. as presented elsewhere herein.

(3) Balance sheet excludes DDR's preferred investment in RVI of $190 million.  Also excludes RVI's payable to DDR determined pursuant to the terms of the Separation and Distribution Agreement which is estimated to be $45 - $50 million.

(4) Does not include 114 assets owned through unconsolidated joint ventures. Includes one consolidated joint venture asset in which the Company has an effective 67% interest.

DDR Corp.

Leasing Summary – Including RVI

At DDR share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q18	30	139,125	$17.29	$15.92	8.6%	7.4	72	379,406	$18.66	8.9
1Q18	34	69,370	$23.81	$19.94	19.4%	7.6	68	266,988	$17.72	8.8
4Q17	44	178,799	$22.10	$17.83	23.9%	9.3	92	306,057	$20.85	9.3
3Q17	35	75,716	$21.18	$19.83	6.8%	8.3	76	258,889	$18.49	8.8
	143	463,010	$20.76	$17.90	16.0%	8.4	308	1,211,340	$18.97	9.0

Renewals
2Q18	198	1,359,620	$14.25	$13.59	4.9%	5.3	198	1,359,620	$14.25	5.3
1Q18	163	811,411	$15.04	$14.51	3.7%	5.2	163	811,411	$15.04	5.2
4Q17	186	895,619	$17.45	$17.07	2.2%	4.8	186	895,619	$17.45	4.8
3Q17	239	1,533,448	$15.63	$14.73	6.1%	5.0	239	1,533,448	$15.63	5.0
	786	4,600,098	$15.47	$14.81	4.5%	5.1	786	4,600,098	$15.47	5.1

New + Renewals
2Q18	228	1,498,745	$14.53	$13.81	5.2%	5.6	270	1,739,026	$15.21	6.3
1Q18	197	880,781	$15.73	$14.94	5.3%	5.5	231	1,078,399	$15.71	6.2
4Q17	230	1,074,418	$18.22	$17.20	5.9%	5.7	278	1,201,676	$18.32	6.1
3Q17	274	1,609,164	$15.90	$14.97	6.2%	5.2	315	1,792,337	$16.05	5.6
	929	5,063,108	$15.96	$15.09	5.8%	5.5	1,094	5,811,438	$16.20	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of NER
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q18	339,509	$19.55	$1.42	$6.26	$0.45	$8.13	$11.42	8.4	68.4%	31.6%
1Q18	259,946	$18.52	$2.34	$3.39	$0.49	$6.22	$12.30	8.7	73.5%	26.5%
4Q17	288,692	$21.71	$1.89	$2.09	$0.43	$4.41	$17.30	9.3	56.7%	43.3%
3Q17	189,846	$19.76	$2.17	$1.66	$0.61	$4.44	$15.32	8.5	51.3%	48.7%
	1,077,993	$19.92	$1.90	$3.60	$0.48	$5.98	$13.94	8.7	63.5%	36.5%

Renewals
2Q18	1,359,620	$14.44	$0.05	$0.00	$0.00	$0.05	$14.39	5.3	78.6%	21.4%
1Q18	811,411	$15.18	$0.05	$0.00	$0.00	$0.05	$15.13	5.2	74.3%	25.7%
4Q17	895,619	$17.57	$0.03	$0.01	$0.00	$0.04	$17.53	4.8	73.2%	26.8%
3Q17	1,533,448	$15.76	$0.01	$0.00	$0.00	$0.01	$15.75	5.0	75.5%	24.5%
	4,600,098	$15.62	$0.03	$0.00	$0.00	$0.03	$15.59	5.1	75.8%	24.2%

New + Renewals
2Q18	1,699,129	$15.46	$0.42	$1.73	$0.13	$2.28	$13.18	6.1	76.5%	23.5%
1Q18	1,071,357	$15.99	$0.84	$1.16	$0.17	$2.17	$13.82	6.2	74.1%	25.9%
4Q17	1,184,311	$18.58	$0.73	$0.79	$0.16	$1.68	$16.90	6.0	69.2%	30.8%
3Q17	1,723,294	$16.20	$0.38	$0.29	$0.11	$0.78	$15.42	5.5	72.8%	27.2%
	5,678,091	$16.44	$0.56	$1.01	$0.14	$1.71	$14.73	5.9	73.4%	26.6%

(1) New Leases exclude development and redevelopment activity.

DDR Corp.

Leasing Summary – New DDR

At DDR share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q18	26	108,903	$17.14	$13.74	24.7%	6.8	58	321,448	$18.23	9.2
1Q18	33	57,075	$24.73	$20.40	21.2%	7.7	57	172,133	$19.32	8.7
4Q17	34	153,972	$21.79	$17.59	23.9%	9.6	77	253,180	$20.79	9.6
3Q17	27	27,179	$29.99	$27.23	10.1%	7.5	57	141,472	$21.86	8.8
	120	347,129	$21.46	$17.60	21.9%	8.3	249	888,233	$19.75	9.2

Renewals
2Q18	155	833,334	$15.58	$14.74	5.7%	5.2	155	833,334	$15.58	5.2
1Q18	127	458,232	$15.87	$14.92	6.4%	5.2	127	458,232	$15.87	5.2
4Q17	150	550,204	$17.98	$17.07	5.3%	4.9	150	550,204	$17.98	4.9
3Q17	180	770,729	$19.35	$17.89	8.2%	5.1	180	770,729	$19.35	5.1
	612	2,612,499	$17.25	$16.19	6.5%	5.1	612	2,612,499	$17.25	5.1

New + Renewals
2Q18	181	942,237	$15.76	$14.62	7.8%	5.4	213	1,154,782	$16.32	6.4
1Q18	160	515,307	$16.85	$15.52	8.6%	5.6	184	630,365	$16.81	6.3
4Q17	184	704,176	$18.81	$17.18	9.5%	6.1	227	803,384	$18.86	6.5
3Q17	207	797,908	$19.71	$18.21	8.2%	5.2	237	912,201	$19.74	5.7
	732	2,959,628	$17.74	$16.36	8.4%	5.6	861	3,500,732	$17.88	6.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of NER
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q18	281,551	$19.02	$1.26	$6.99	$0.47	$8.72	$10.30	8.7	70.4%	29.6%
1Q18	165,091	$20.39	$1.59	$3.30	$0.57	$5.46	$14.93	8.6	66.7%	33.3%
4Q17	235,815	$21.56	$1.88	$1.62	$0.42	$3.92	$17.64	9.6	69.4%	30.6%
3Q17	72,429	$27.41	$2.88	$4.18	$0.75	$7.81	$19.60	8.1	18.3%	81.7%
	754,886	$20.92	$1.68	$4.16	$0.50	$6.34	$14.58	8.9	64.3%	35.7%

Renewals
2Q18	833,334	$15.78	$0.08	$0.00	$0.00	$0.08	$15.70	5.2	80.0%	20.0%
1Q18	458,232	$16.03	$0.04	$0.00	$0.00	$0.04	$15.99	5.2	73.2%	26.8%
4Q17	550,204	$18.13	$0.04	$0.01	$0.00	$0.05	$18.08	4.9	71.6%	28.4%
3Q17	770,729	$19.54	$0.02	$0.00	$0.00	$0.02	$19.52	5.1	67.7%	32.3%
	2,612,499	$17.43	$0.04	$0.00	$0.00	$0.04	$17.39	5.1	73.4%	26.6%

New + Renewals
2Q18	1,114,885	$16.60	$0.50	$2.48	$0.17	$3.15	$13.45	6.2	77.6%	22.4%
1Q18	623,323	$17.19	$0.60	$1.20	$0.21	$2.01	$15.18	6.3	71.5%	28.5%
4Q17	786,019	$19.16	$0.86	$0.73	$0.19	$1.78	$17.38	6.4	70.9%	29.1%
3Q17	843,158	$20.22	$0.39	$0.54	$0.10	$1.03	$19.19	5.4	63.4%	36.6%
	3,367,385	$18.21	$0.58	$1.37	$0.17	$2.12	$16.09	6.0	71.3%	28.7%

(1) New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	69	32	101	$28,756	4.7%	$37,627	2,285	5.3%	3,137	A+/A2/NR
2	Bed Bath & Beyond (2)	49	25	74	20,294	3.3%	27,812	1,610	3.8%	2,217	BBB-/Baa2/NR
3	PetSmart	44	27	71	16,478	2.7%	23,987	1,005	2.4%	1,531	CCC/Caa1/NR
4	AMC Theatres	7	5	12	16,144	2.6%	22,310	646	1.5%	936	B+/B2/B
5	Dick's Sporting Goods (3)	21	15	36	15,613	2.5%	23,478	1,059	2.5%	1,756	NR
6	Best Buy	21	10	31	14,009	2.3%	19,694	906	2.1%	1,253	BBB/Baa1/BBB-
7	Ross Stores (4)	38	30	68	13,040	2.1%	20,595	1,206	2.8%	1,982	A-/A3/NR
8	Kohl's	16	9	25	12,907	2.1%	18,219	1,548	3.6%	2,211	BBB-/Baa2/BBB
9	Michaels	34	22	56	12,052	2.0%	17,042	883	2.1%	1,321	BB-/NR/NR
10	Gap (5)	36	19	55	11,306	1.8%	15,060	647	1.5%	895	BB+/Baa2/NR
11	Walmart (6)	12	3	15	10,182	1.7%	12,813	1,592	3.7%	1,918	AA/Aa2/AA
12	Ulta	34	17	51	9,260	1.5%	12,792	385	0.9%	544	NR
13	Barnes & Noble	14	7	21	7,821	1.3%	10,450	380	0.9%	521	NR
14	Ascena (7)	57	19	76	7,187	1.2%	9,065	363	0.8%	459	B/Ba3/NR
15	Kroger (8)	7	10	17	6,887	1.1%	10,323	580	1.4%	1,013	BBB/Baa1/BBB
16	Office Depot (9)	20	11	31	6,794	1.1%	9,733	465	1.1%	660	B/B1/NR
17	Nordstrom Rack	10	2	12	6,691	1.1%	7,916	367	0.9%	431	BBB+/Baa1/BBB+
18	Lowe's	7	1	8	6,568	1.1%	7,339	935	2.2%	1,047	A-/A3/NR
19	LA Fitness	9	1	10	6,086	1.0%	6,373	436	1.0%	464	NR
20	Petco	21	9	30	6,029	1.0%	7,863	309	0.7%	416	CCC+/B3/NR
21	Five Below	35	19	54	6,017	1.0%	8,291	334	0.8%	471	NR
22	Jo-Ann	15	9	24	5,724	0.9%	7,973	509	1.2%	754	B/B2/NR
23	DSW	14	8	22	5,352	0.9%	7,597	320	0.7%	466	NR
24	Pier 1 Imports	20	12	32	5,344	0.9%	7,392	231	0.5%	330	B-/NR/NR
25	Home Depot	6	3	9	5,343	0.9%	6,818	685	1.6%	1,042	A/A2/A
26	Cinemark	4	3	7	5,286	0.9%	7,161	345	0.8%	463	BB/NR/NR
27	Regal Cinemas	5	1	6	5,177	0.8%	7,277	261	0.6%	330	NR
28	Mattress Firm	36	14	50	5,136	0.8%	6,760	179	0.4%	241	NR
29	Party City	21	14	35	5,046	0.8%	7,607	278	0.7%	442	NR
30	Burlington	8	3	11	4,932	0.8%	6,575	508	1.2%	735	BB/NR/NR
31	Whole Foods	3	2	5	4,895	0.8%	5,636	208	0.5%	259	A+/Baa1/NR
32	Dollar Tree Stores	34	25	59	4,657	0.8%	7,213	395	0.9%	605	BBB-/Baa3/NR
33	AT&T	42	18	60	4,365	0.7%	5,516	110	0.3%	151	BBB/Baa2/A-
34	Staples	11	15	26	4,292	0.7%	7,699	287	0.7%	524	B+/B1/NR
35	Hobby Lobby	9	5	14	4,257	0.7%	6,122	540	1.3%	752	NR
36	Famous Footwear	22	8	30	3,954	0.6%	4,851	192	0.4%	237	NR
37	Carter's Childrenswear	27	10	37	3,169	0.5%	3,884	122	0.3%	152	BB+/NR/NR
38	Tailored Brands (10)	18	8	26	2,978	0.5%	4,090	127	0.3%	180	B+/NR/NR
39	Total Wine & More	6	4	10	2,889	0.5%	4,000	159	0.4%	219	NR
40	Rainbow Apparel	25	6	31	2,869	0.5%	3,365	139	0.3%	180	NR
41	Sprint	28	12	40	2,794	0.5%	3,341	69	0.2%	92	B/B2/B+
42	Panera	18	9	27	2,784	0.5%	3,806	92	0.2%	129	NR
43	L Brands (11)	23	13	36	2,757	0.4%	3,721	97	0.2%	130	BB+/Ba1/BB+
44	Stein Mart	7	6	13	2,725	0.4%	4,005	302	0.7%	446	NR
45	T-Mobile	26	19	45	2,629	0.4%	3,500	56	0.1%	86	BB+/NR/NR
46	Giant Eagle	2	3	5	2,587	0.4%	5,289	219	0.5%	449	NR
47	Footlocker	17	0	17	2,577	0.4%	2,577	67	0.2%	67	BB+/Ba1/NR
48	Publix	2	21	23	2,542	0.4%	9,999	296	0.7%	1,109	NR
49	BJ's Wholesale Club	2	1	3	2,525	0.4%	3,851	229	0.5%	339	B/NR/NR
50	Chili's Restaurant	16	3	19	2,464	0.4%	2,899	102	0.2%	118	BB+/Ba1/BB+
	Top 50 Total	1,028	548	1,576	$352,170	57.4%	$489,306	25,065	58.6%	36,210
	Total Portfolio				$613,244	100.0%	$869,318	42,754	100.0%	62,668

(1) T.J. Maxx (34) / Marshalls (41) / HomeGoods (20) / Sierra Trading (4) / HomeSense (2)						(7) Ann Taylor (4) / Catherine's (4) / Dress Barn (21) / Justice (17) / Lane Bryant (20) / Maurice's (9) / Roz & Ali (1)
(2) Bed Bath (44) / World Market (19) / buybuy Baby (9) / CTS (2)						(8) Kroger (9) / Harris Teeter (4) / King Soopers (1) / Pick 'n Save (2) / Mariano's (1)
(3) Dick's Sporting Goods (33) / Golf Galaxy (3)						(9) Office Depot (13) / OfficeMax (18)
(4) Ross Dress For Less (65) / dd's Discounts (3)						(10) Men's Wearhouse (17) / Jos. A. Bank (7) / K&G Fashion Superstore (2)
(5) Gap (4) / Old Navy (49) / Banana Republic (2)						(11) Bath & Body Works (31) / Victoria's Secret (5)
(6) Walmart (11) / Sam's Club (2) / Neighborhood Market (2)

DDR Corp.

Lease Expirations

At DDR share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	112	$1,175	$10.49	0.3%	122	212	$6,624	$31.25	3.2%	125	324	$7,799	$24.07	1.4%
2018	17	558	8,341	$14.95	2.3%	251	443	12,144	$27.41	5.8%	268	1,001	20,485	$20.46	3.6%
2019	144	3,182	38,482	$12.09	10.6%	662	1,165	30,843	$26.47	14.7%	806	4,347	69,325	$15.95	12.1%
2020	153	3,176	41,936	$13.20	11.6%	619	1,039	29,044	$27.95	13.9%	772	4,215	70,980	$16.84	12.4%
2021	190	3,791	50,399	$13.29	13.9%	590	1,053	27,430	$26.05	13.1%	780	4,844	77,829	$16.07	13.6%
2022	214	4,782	60,093	$12.57	16.6%	564	1,023	29,214	$28.56	14.0%	778	5,805	89,307	$15.38	15.6%
2023	210	4,267	55,068	$12.91	15.2%	448	951	25,590	$26.91	12.2%	658	5,218	80,658	$15.46	14.1%
2024	113	2,324	27,879	$12.00	7.7%	208	556	14,465	$26.02	6.9%	321	2,880	42,344	$14.70	7.4%
2025	61	1,168	18,487	$15.83	5.1%	142	362	9,881	$27.30	4.7%	203	1,530	28,368	$18.54	5.0%
2026	52	827	12,485	$15.10	3.5%	133	391	11,536	$29.50	5.5%	185	1,218	24,021	$19.72	4.2%
2027	52	926	15,282	$16.50	4.2%	109	235	7,045	$29.98	3.4%	161	1,161	22,327	$19.23	3.9%
Thereafter	70	1,981	32,148	$16.23	8.9%	87	209	5,508	$26.35	2.6%	157	2,190	37,656	$17.19	6.6%
Total	1,279	27,094	$361,775	$13.35	100.0%	3,935	7,639	$209,324	$27.40	100.0%	5,214	34,733	$571,099	$16.44	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	50	$679	$13.58	0.2%	112	197	$6,323	$32.10	3.0%	114	247	$7,002	$28.35	1.2%
2018	5	58	721	$12.43	0.2%	180	291	8,584	$29.50	4.1%	185	349	9,305	$26.66	1.6%
2019	24	357	4,497	$12.60	1.2%	424	754	20,588	$27.31	9.8%	448	1,111	25,085	$22.58	4.4%
2020	25	267	4,801	$17.98	1.3%	372	586	17,615	$30.06	8.4%	397	853	22,416	$26.28	3.9%
2021	25	278	5,171	$18.60	1.4%	354	515	14,481	$28.12	6.9%	379	793	19,652	$24.78	3.4%
2022	36	454	7,439	$16.39	2.1%	317	487	15,068	$30.94	7.2%	353	941	22,507	$23.92	3.9%
2023	21	204	4,061	$19.91	1.1%	290	459	13,124	$28.59	6.3%	311	663	17,185	$25.92	3.0%
2024	22	351	5,186	$14.77	1.4%	236	406	11,607	$28.59	5.5%	258	757	16,793	$22.18	2.9%
2025	27	416	5,440	$13.08	1.5%	210	384	10,528	$27.42	5.0%	237	800	15,968	$19.96	2.8%
2026	30	377	6,445	$17.10	1.8%	196	379	10,871	$28.68	5.2%	226	756	17,316	$22.90	3.0%
2027	30	547	8,252	$15.09	2.3%	206	336	10,355	$30.82	4.9%	236	883	18,607	$21.07	3.3%
Thereafter	1,032	23,735	309,083	$13.02	85.4%	1,038	2,845	70,180	$24.67	33.5%	2,070	26,580	379,263	$14.27	66.4%
Total	1,279	27,094	$361,775	$13.35	100.0%	3,935	7,639	$209,324	$27.40	100.0%	5,214	34,733	$571,099	$16.44	100.0%

Note: Excludes ground leases

DDR Corp.

Developments/Redevelopments

$ in thousands
	DDR Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$133,580	$48,262	$85,318	$27,023	$18,739
Redevelopments – Tactical (3)		9%	58,382	33,570	24,812	23,837	9,733
Other (4)		N/A	N/A	33,562	0	0	33,562
Undeveloped land (5)		N/A	N/A	21,314	0	0	21,314
			$191,962	$136,708	$110,130	$50,860	$83,348

Redevelopments – Major

Lee Vista Promenade (Orlando, FL)	100%		$39,241	$30,033	$9,208	$27,023	$3,010	1Q18	1Q19	Academy Sports, Bealls

West Bay Plaza (Cleveland, OH)	100%		27,792	13,677	14,115	0	13,677	4Q18	3Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, Ulta, HomeSense

Kmart Shopping Center (Tampa, FL)	100%		27,732	2,205	25,527	0	455	4Q19	4Q20

Shoppers World (Boston, MA)	100%		20,426	1,338	19,088	0	1,338	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,009	7,547	0	259	TBD	TBD

Perimter Pointe (Atlanta, GA)	100%		9,833	0	9,833	0	0	TBD	TBD

			$133,580	$48,262	$85,318	$27,023	$18,739

(1) Balance is in addition to DDR's pro rata share of joint venture CIP of $6 million.
(2) Projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment, retenanting expenditures and hurricane restoration expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $29 million and cost basis of the headquarters (non-income producing) of $41 million.

DDR Corp.

Dispositions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/09/18	Indian Lakes Crossing (BRE DDR Retail Holdings III)	Virginia Beach, VA	5.0%	71	$14,700	$7,178	$735	$359
01/18/18	Fortuna Center Plaza	Dumfries, VA	100.0%	105	20,225	0	20,225	0
02/07/18	Meridian Crossroads	Meridian, ID	100.0%	527	78,700	0	78,700	0
02/28/18	Lakewood Ranch Plaza (DDRM Properties)	Bradenton, FL	20.0%	85	17,963	10,500	3,593	2,100
02/28/18	Crystal Springs (DDRM Properties)	Crystal River, FL	20.0%	67	10,567	6,750	2,113	1,350
02/28/18	Paraiso Plaza (DDRM Properties)	Hialeah, FL	20.0%	61	15,743	10,250	3,149	2,050
02/28/18	Plaza del Paraiso (DDRM Properties)	Miami, FL	20.0%	85	21,581	13,000	4,316	2,600
02/28/18	Southwood Village (DDRM Properties)	Tallahassee, FL	20.0%	63	9,693	6,750	1,939	1,350
02/28/18	Shoppes at Lithia (DDRM Properties)	Valrico, FL	20.0%	71	16,614	9,500	3,323	1,900
02/28/18	Shoppes at Lake Dow (DDRM Properties)	McDonough, GA	20.0%	73	13,874	7,200	2,775	1,440
03/15/18	Shoppes of Citrus Hills (DDRM Properties)	Hernando, FL	20.0%	69	12,098	6,470	2,420	1,294
03/15/18	Bardmoor Promenade (DDRM Properties)	Largo, FL	20.0%	158	31,868	19,000	6,374	3,800
03/22/18	Pioneer Hills	Aurora, CO	100.0%	138	21,100	0	21,100	0
03/27/18	Naugatuck Valley SC (BRE DDR Retail Holdings III)	Waterbury, CT	5.0%	383	24,500	31,491	1,225	1,575
03/29/18	Southern Tier Crossing	Horseheads, NY	100.0%	175	18,500	0	18,500	0
	Non-operating sales				2,100		2,100
	Preferred equity repayment				36,072		36,072
		1Q 2018 Total		2,131	$365,898	$128,089	$208,659	$19,818

04/05/18	Hobby Lobby Center (BRE DDR Retail Holdings III)	Greenville, SC	5.0%	69	$6,000	$5,191	$300	$260
04/17/18	Silver Spring Square (RVI)	Mechanicsburg, PA	100.0%	343	80,810	65,730	80,810	65,730
04/20/18	Sherwood Retail Center (BRE DDR Retail Holdings III)	Sherwood, AR	5.0%	123	4,148	5,249	207	262
04/20/18	Valley Bend (BRE DDR Retail Holdings III)	Huntsville, AL	5.0%	425	66,000	43,500	3,300	2,175
04/23/18	The Shops at Fox River	McHenry, IL	100.0%	341	32,000	0	32,000	0
04/27/18	Fountains of Miramar (BRE DDR Retail Holdings IV)	Miramar, FL	5.0%	139	40,000	24,093	2,000	1,205
05/09/18	Clearwater Crossing (DDRM Properties)	Flowery Branch, GA	20.0%	91	16,850	10,250	3,370	2,050
05/10/18	Capital West	Tallahassee, FL	100.0%	88	7,250	0	7,250	0
05/11/18	San Tan Marketplace (BRE DDR Retail Holdings III)	Gilbert, AZ	5.0%	286	51,500	43,801	2,575	2,190
05/18/18	The Commons	Salisbury, MD	100.0%	130	14,250	0	14,250	0
05/25/18	Cedar Hill Village (BRE DDR Retail Holdings III)	Cedar Hill, TX	5.0%	44	8,300	6,441	415	322
05/25/18	CVS (BRE DDR Retail Holdings III)	Bellevue, OH	5.0%	10	2,234	1,011	112	51
05/31/18	Aberdeen Square (DDRM Properties)	Boynton Beach, FL	20.0%	71	9,900	6,512	1,980	1,302
06/14/18	Plaza at Power Mkplce (BRE DDR Retail Holdings III)	Queen Creek, AZ	5.0%	71	16,600	7,290	830	365
06/27/18	The Walk at Highwoods Preserve (RVI)	Tampa, FL	100.0%	141	25,025	18,250	25,025	18,250
06/28/18	Tarpon Square	Tarpon Springs, FL	100.0%	115	13,200	0	13,200	0
06/29/18	Conway Plaza (DDRM Properties)	Orlando, FL	20.0%	118	15,050	8,250	3,010	1,650
	Non-operating sales				1,700		1,700
	Preferred equity repayment				10,328		10,328
		2Q 2018 Total		2,605	$421,145	$245,568	$202,662	$95,812

07/18/18	Tradewinds SC (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	179	$17,900	$12,644	$895	$632
07/24/18	Killearn Shopping Center (DDRM Properties)	Tallahassee, FL	20.0%	95	15,900	10,459	3,180	2,092
		3Q 2018 Quarter to Date		274	$33,800	$23,103	$4,075	$2,724

		Total 2018 YTD		5,010	$820,843	$396,760	$415,396	$118,354

DDR Corp.

Debt Summary

$ in thousands
	Consolidated			Unconsolidated			Total Pro Rata
Debt Composition	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate DDR Share
Unsecured Credit Facilities	$45,000	$45,000	3.29%				$45,000	3.29%
Unsecured Term Loan	200,000	200,000	3.44%				200,000	3.44%
Unsecured Public Debt	1,929,632	1,929,632	4.40%				1,929,632	4.40%
Fixed Rate Mortgage Loans	184,592	174,907	4.11%	$857,516	$150,816	4.35%	325,723	4.22%
Variable Rate Mortgage Loans	1,271,290	1,271,290	5.56%	1,340,030	173,607	4.17%	1,444,897	5.39%
Subtotal	$3,630,514	$3,620,829	4.72%	$2,197,546	$324,423	4.25%	$3,945,252	4.69%
Fair Market Value Adjustment	2,042	2,042		7,563	378		2,420
Unamortized Loan Costs, Net	(42,807)	(42,727)		(15,221)	(2,816)		(45,543)
Total	$3,589,749	$3,580,144	4.72%	$2,189,888	$321,985	4.25%	$3,902,129	4.69%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2018	$2,257	$0	$22,231	$24,488	$24,488	7.54%
2019	2,521	94,720	0	97,241	97,241	3.57%
2020	1,750	39,934	0	41,684	41,684	5.00%
2021	1,214	14,637	0	15,851	15,851	4.12%
2022	0	27,561	495,000	522,561	512,876	4.52%
2023	0	1,271,288	287,209	1,558,497	1,558,497	5.17%
2024	0	0	65,614	65,614	65,614	4.06%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027 and beyond	0	0	450,000	450,000	450,000	4.81%
Unsecured debt discount			(2,564)	(2,564)	(2,564)
Total	$7,742	$1,448,140	$2,174,632	$3,630,514	$3,620,829	4.72%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2018	$2,723	$42,000	$0	$44,723	$2,747	3.65%
2019	5,559	394,320	0	399,879	24,225	4.23%
2020	5,881	339,523	0	345,404	52,514	3.73%
2021	5,417	254,425	0	259,842	58,303	4.98%
2022	4,244	840,497	0	844,741	130,966	4.29%
2023	3,817	35,177	0	38,994	2,639	4.26%
2024	2,275	83,688	0	85,963	12,038	4.31%
2025	1,863	0	0	1,863	644	0.00%
2026	1,933	0	0	1,933	667	0.00%
2027 and beyond	2,607	171,597	0	174,204	39,680	3.78%
Total	$36,319	$2,161,227	$0	$2,197,546	$324,423	4.25%

% of Total (2)	Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate
Fixed	58.1%	4.4%	46.5%	4.3%	57.2%	4.4%
Variable	41.9%	5.2%	53.5%	4.2%	42.8%	5.1%

Recourse to DDR	60.1%	4.3%	0.0%	0.0%	55.1%	4.3%
Non-recourse to DDR	39.9%	4.1%	100.0%	4.3%	44.9%	4.1%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on DDR share.

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$45,000	$45,000	09/22	L + 120
Unsecured Revolver ($50m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	200,000	200,000	01/23	L + 135
	$245,000	$245,000
Public Debt
Unsecured Notes (4)	$22,231	$22,231	07/18	7.54%
Unsecured Notes	453,507	453,507	07/22	4.63%
Unsecured Notes	86,951	86,951	05/23	3.52%
Unsecured Notes	65,443	65,443	08/24	4.06%
Unsecured Notes	454,915	454,915	02/25	3.79%
Unsecured Notes	397,319	397,319	02/26	4.43%
Unsecured Notes	449,266	449,266	06/27	4.81%
	$1,929,632	$1,929,632
Mortgage Debt
Nassau Park Pavilion, NJ	$53,140	$53,140	02/19	3.56%
Bandera Pointe, TX	23,120	23,120	02/19	3.59%
Presidential Commons, GA	19,764	19,764	02/19	3.57%
Polaris Towne Center, OH	41,259	41,259	04/20	5.00%
Chapel Hills West, CO	10,725	10,725	06/21	3.70%
Chapel Hills East, CO	7,235	7,235	12/21	4.74%
Paradise Village Gateway, AZ (DDR 67%)	29,349	19,664	01/22	4.89%
Retail Value Inc. (38 assets) (5)	1,271,290	1,271,290	02/23	5.56%
	$1,455,882	$1,446,197

Consolidated Debt Subtotal	$3,630,514	$3,620,829
FMV Adjustment – Assumed Debt	2,042	2,042
Unamortized Loan Costs, Net	(42,807)	(42,727)
Total Consolidated Debt	$3,589,749	$3,580,144

Rate Type
Fixed	$2,114,224	$2,104,539	6.2 years	4.37%
Variable	1,516,290	1,516,290	4.6 years	5.21%
	$3,630,514	$3,620,829	5.5 years	4.72%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (6)	6.50%
Class K	150,000	150,000	April 2018 (6)	6.25%
Class A	175,000	175,000	June 2022 (6)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Repaid in July 2018.
(5) LIBOR subject to a 3.0% cap.
(6) Earliest redemption date.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
BRE DDR Retail Holdings III (DDR 5%)
Camp Creek, GA	$42,000	$2,100	12/18	3.65%
Powell Center, OH	7,282	364	05/19	3.28%
November 2019 Loan Pool (19 assets)	366,050	18,302	11/19	4.13%
January 2022 Loan Pool (2 assets)	18,684	934	01/22	3.76%
March 2022 Loan Pool (2 assets)	14,652	733	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Silverado Plaza, AZ	3,696	185	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	787	01/23	4.34%
	$592,350	$29,618
BRE DDR Retail Holdings IV (DDR 5%)
Ashbridge Square, PA	$33,092	$1,655	01/22	4.77%
The Hub, NY	27,666	1,382	01/22	4.82%
Southmont Plaza, PA	31,355	1,568	01/22	4.85%
Millenia Crossing, FL	21,850	1,093	01/23	4.20%
Concourse Village, FL	13,698	685	02/24	4.32%
	$127,661	$6,383
DDRM Properties (DDR 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.20%
July 2022 Loan Pool (20 assets)	263,485	52,697	07/22	4.16%
July 2022 Loan Pool (7 assets)	104,888	20,978	07/22	5.00%
	$587,103	$117,421
DDRTC Core Retail Fund (DDR 15%)
July 2020 Loan Pool (9 assets) (2)	$185,586	$27,838	07/20	3.69%
July 2020 Loan Pool (5 assets) (2)	153,936	23,090	07/20	3.77%
November 2021 Loan Pool (7 assets)	173,972	26,096	11/21	4.30%
Birkdale Village, NC	80,886	12,133	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.88%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$700,580	$105,087
DDR-SAU Retail Fund (DDR 20%)
October 2019 Loan Pool (5 assets)	$18,030	$3,606	10/19	4.75%
Flat Shoals Crossing, GA	$3,686	$737	10/19	4.66%
May 2028 Loan Pool (6 assets)	$41,473	8,295	05/28	4.26%
	$63,189	$12,638
Other Joint Ventures
Sun Center Limited, OH (DDR 79%)	$20,637	$16,396	05/21	6.14%
RVIP IIIB, Deer Park, IL (DDR 26%)	66,526	17,130	09/21	4.91%
Lennox Town Center Limited, OH (DDR 50%)	39,500	19,750	04/28	3.49%
	$126,663	$53,276

Unconsolidated Debt Subtotal	$2,197,546	$324,423
FMV Adjustment – Assumed Debt	7,563	378
Unamortized Loan Costs, Net	(15,221)	(2,816)
Total Unconsolidated Debt	$2,189,888	$321,985

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
Rate Type
Fixed	$857,516	$150,816	5.4 years	4.35%
Variable	1,340,030	173,607	3.0 years	4.17%
	$2,197,546	$324,423	4.2 years	4.25%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

DDR Corp.

Debt/Adjusted EBITDA

$ in thousands
	2Q18	2Q17
Consolidated
Net (loss) income to DDR	($3,329)	$29,611
Interest expense	44,913	48,908
Income tax expense	391	473
Depreciation and amortization	72,462	90,276
Adjustments for non-controlling interests	(168)	(174)
EBITDA – current quarter	114,269	169,094
Separation charges	4,641	5,081
Impairments	18,060	28,096
Equity in net (income) loss of JVs	(3,821)	717
Adjustment of preferred equity interests	(1,625)	0
Gain on disposition of real estate, net	(29,508)	(44,599)
Other expense, net	36,255	948
Hurricane property loss	3,011	0
Business interruption income	(3,100)	0
JV OFFO (at DDR Share)	6,890	6,816
Adjusted EBITDA – current quarter (1)	145,072	166,153
Adjusted EBITDA – annualized	580,288	664,612

Consolidated debt	3,589,749	4,566,666
Partner share of consolidated debt	(9,685)	(9,837)
Loan costs, net	42,807	20,505
Face value adjustments	(2,042)	(4,521)
Cash and restricted cash	(106,174)	(474,986)
Net effective debt	$3,514,655	$4,097,827

Debt/Adjusted EBITDA – Consolidated (2)	6.1x	6.2x

Pro rata including JVs
Adjusted EBITDA – current quarter	148,915	170,843
Adjusted EBITDA – annualized	595,660	683,372

Consolidated net debt	3,514,655	4,097,827
JV debt (at DDR Share)	324,423	359,281
Cash and restricted cash	(13,712)	(17,991)
Net effective debt	$3,825,366	$4,439,117

Debt/Adjusted EBITDA – Pro Rata (2)	6.4x	6.5x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

DDR Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
	Partner	DDR Own %	Operating Properties		Owned GLA	2Q18 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)
BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	28		5,687	$18,206		$862,112	$592,350	$174,959	(3)

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	5		1,120	3,831		173,407	127,661	53,118	(4)

DDRM Properties	Madison International Realty	20%	40		5,980	15,606		1,035,914	587,103	0

DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,069	23,541		1,513,549	700,580	0

DDR–SAU Retail Fund	State of Utah	20%	12		976	2,583		133,745	63,189	0

Other	Various	Various	6		1,666	6,284		300,502	126,663	0
Total			114	(5)	23,498	$70,051		$4,019,229	$2,197,546	$228,077
Property management fees						3,594	(1)
Assets sold in 2Q2018						1,800	(1)
Net operating income						$75,445	(6)

(1) Property management fees charged by DDR to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  The NOI for BRE DDR III, BRE DDR IV and DDRM is adjusted to reflect the impact of assets sold in 2Q18.

(2) Fair market value of debt adjustment and net unamortized loan costs ($7.7 million or $2.4 million at DDR's Share) are excluded from above.

(3) Amount is net of $48.7 million valuation allowance and $94.6 million of face value repaid through June 30, 2018.  Face value of $223.6 million including accrued interest of $3.7 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.3% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $14.7 million valuation allowance and $17.9 million of face value repaid through June 30, 2018.  Face value of $67.8 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are first subject to a minimum sales threshold of $4.9 million, of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which DDR provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Unconsolidated Joint Ventures

Combined DDR JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q18		Balance Sheet Pro Rata Adjustments 2Q18
Revenues:		Assets:
Minimum rents	$12,441	Land	$149,496
Percentage rent	101	Buildings	407,485
Recoveries	4,055	Improvements	35,479
Other property revenue	218		592,460
	16,815	Depreciation	(166,545)
Expenses:			425,915
Operating and maintenance	2,499	Construction in progress and land	6,473
Real estate taxes	2,541	Real estate, net	432,388
	5,040	Investment in JVs	1,189
Net Operating Income	11,775	Cash and restricted cash	13,679
		Receivables, net	7,313
Other Income (expense):		Other assets, net	13,340
Fee income	(749)	Total Assets	$467,909
Interest income	(316)
Impairment charges	0	Liabilities and Equity:
Interest expense	(3,806)	Mortgage debt	$321,985
Depreciation and amortization	(4,957)	Notes payable to DDR	409
Other income (expense), net	(295)	Other liabilities	14,834
Income before earnings from JVs	1,652	Total Liabilities	337,228
Equity in net income of JVs	(3,821)	JVs share of equity	16,226
Basis differences of JVs	292	Distributions in excess of net income	114,455
Gain on disposition of real estate	1,877	Total Equity	130,681
Net income	$0	Total Liabilities and Equity	$467,909

FFO Reconciliation 2Q18
Income before earnings from JVs	$1,652
Depreciation and amortization	4,957
Impairment of depreciable real estate	0
Basis differences of JVs	32
FFO at DDR's Ownership Interests	$6,641
OFFO at DDR's Ownership Interests	$6,890

(1) Information provided for DDR's share of JV investments and can be combined with DDR's consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	2Q18	2Q17	6M18	6M17
Revenues:
Minimum rents	$79,750	$94,609	$165,024	$190,052
Percentage rent	638	567	987	959
Recoveries	25,988	29,930	52,685	59,745
Other property revenues	1,383	1,422	3,588	2,820
	107,759	126,528	222,284	253,576
Expenses:
Operating and maintenance	15,748	18,805	32,269	36,612
Real estate taxes	16,566	18,886	34,426	37,747
	32,314	37,691	66,695	74,359

Net operating income	75,445	88,837	155,589	179,217

Other income (expense):
Interest expense	(24,946)	(29,004)	(49,189)	(59,134)
Depreciation and amortization	(37,299)	(47,589)	(76,976)	(92,685)
Impairment charges	0	(27,850)	(16,910)	(80,507)
Preferred share expense	(6,317)	(8,239)	(12,825)	(16,367)
Other expense, net	(6,616)	(9,054)	(14,037)	(15,627)
	267	(32,899)	(14,348)	(85,103)
Gain on disposition of real estate, net	12,356	(803)	50,376	(976)
Net income (loss) attributable to unconsolidated JVs	12,623	(33,702)	36,028	(86,079)
Depreciation and amortization	37,299	47,589	76,976	92,685
Impairment of depreciable real estate	0	27,850	16,910	80,507
(Gain) loss on disposition of real estate, net	(12,356)	803	(50,376)	976
FFO	$37,566	$42,540	$79,538	$88,089
FFO at DDR's ownership interests	$6,641	$6,212	$13,811	$12,794
Operating FFO at DDR's ownership interests	$6,890	$6,816	$14,515	$13,478

Balance Sheet
			At Period End
			2Q18	4Q17
Assets:
Land			$1,008,195	$1,126,703
Buildings			2,748,883	3,057,072
Improvements			208,000	213,989
			3,965,078	4,397,764
Depreciation			(947,136)	(962,038)
			3,017,942	3,435,726
Construction in progress and land			54,151	53,928
Real estate, net			3,072,093	3,489,654
Cash and restricted cash			96,207	155,894
Receivables, net			47,081	51,396
Other assets, net			138,678	174,832
Total Assets			$3,354,059	$3,871,776

Liabilities and Equity:
Mortgage debt			$2,189,888	$2,501,163
Notes and accrued interest payable to DDR			2,156	1,365
Other liabilities			136,926	156,076
Total Liabilities			2,328,970	2,658,604

Redeemable preferred equity			300,757	345,149
Accumulated equity			724,332	868,023
Total Equity			1,025,089	1,213,172
Total Liabilities and Equity			$3,354,059	$3,871,776

DDR Corp.

Top 20 MSA Exposure

$ and GLA in thousands, excludes RVI
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	27	2,832	10.6%	93.0%	$35,113	8.6%	$13.47
2	Chicago-Naperville-Elgin, IL-IN-WI	9	1,576	5.9%	88.7%	30,821	7.6%	$22.53
3	Phoenix-Mesa-Scottsdale, AZ	4	1,428	5.3%	93.8%	23,401	5.8%	$17.92
4	Columbus, OH	8	1,592	5.9%	97.0%	23,287	5.7%	$15.83
5	Boston-Cambridge-Newton, MA-NH	2	1,137	4.2%	95.6%	23,005	5.7%	$25.14
6	Charlotte-Concord-Gastonia, NC-SC	7	1,490	5.6%	95.3%	21,685	5.3%	$16.07
7	Denver-Aurora-Lakewood, CO	6	1,390	5.2%	87.6%	20,681	5.1%	$17.83
8	Orlando-Kissimmee-Sanford, FL	9	1,251	4.7%	98.9%	20,460	5.0%	$18.06
9	Trenton, NJ	2	1,151	4.3%	97.7%	19,424	4.8%	$18.11
10	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	3.9%	98.0%	17,459	4.3%	$21.39
11	San Antonio-New Braunfels, TX	3	1,055	3.9%	87.9%	15,456	3.8%	$19.61
12	Los Angeles-Long Beach-Anaheim, CA	4	939	3.5%	96.1%	15,093	3.7%	$22.36
13	Kansas City, MO-KS	2	804	3.0%	98.8%	11,335	2.8%	$14.15
14	Hartford-West Hartford-East Hartford, CT	3	762	2.8%	96.9%	10,472	2.6%	$14.11
15	New York-Newark-Jersey City, NY-NJ-PA	8	647	2.4%	83.3%	9,823	2.4%	$17.80
16	Cincinnati, OH-KY-IN	3	590	2.2%	91.7%	9,670	2.4%	$17.56
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	574	2.1%	89.5%	9,628	2.4%	$19.80
18	Portland-Vancouver-Hillsboro, OR-WA	2	487	1.8%	95.6%	8,608	2.1%	$18.62
19	San Francisco-Oakland-Hayward, CA	3	230	0.9%	94.6%	7,339	1.8%	$36.24
20	Tampa-St. Petersburg-Clearwater, FL	8	666	2.5%	89.3%	6,487	1.6%	$12.10
	Other	70	5,107	19.1%	91.2%	66,735	16.4%	$15.29
	Total	193	26,763	100.0%	93.1%	$405,982	100.0%	$17.36

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.72	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Westside Centre	Huntsville, AL	Huntsville	AL	15%	TIAA	477	667	$11.65	Altitude Trampoline Park, Big Lots, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
3	Dimond Crossing	Anchorage, AK	Anchorage	AK	5%	BREDDR III	82	82	$16.40	Bed Bath & Beyond, PetSmart
4	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		688	703	$17.83	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
5	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.54	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
6	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.67	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
7	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$17.61	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
8	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$30.01	Trader Joe's
9	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$9.37	Safeway
10	Walgreens	Fayetteville-Springdale-Rogers, AR-MO	Springdale	AR	5%	BREDDR III	15	15	$26.80	—
11	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		215	246	$14.98	Aldi, Kohl's, Michaels
12	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.05	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
13	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.28	Cinemark, H & M, Nike, Restoration Hardware
14	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	811	911	$14.09	Ashley HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
15	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.22	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
16	Vista Village	San Diego-Carlsbad, CA	Vista	CA	100%		194	235	$24.45	Cinepolis, Frazier Farms, Lowe's (U), Staples (U)
17	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
18	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	251	251	$17.52	99 Cents Only, Century Theatre, dd's Discounts, Ross Dress for Less
19	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$35.95	AMC Theatres, The Studio Mix
20	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.00	24 Hour Fitness, Cornerstar Wine & Liquor, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
21	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$19.21	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
22	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.42	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
23	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.24	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
24	Denver West Plaza	Denver-Aurora-Lakewood, CO	Lakewood	CO	5%	BREDDR III	71	75	$17.29	Best Buy
25	Flatacres Marketcenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.50	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
26	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		123	123	$16.22	Bed Bath & Beyond, The Fresh Market
27	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	100%		561	561	$13.31	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
28	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$18.76	HomeGoods (U), Stop & Shop, Target (U)
29	Northpoint Shopping Center	Cape Coral-Fort Myers, FL	Cape Coral	FL	5%	BREDDR III	112	116	$13.23	Bed Bath & Beyond, Michaels, PetSmart
30	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	276	276	$10.65	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
31	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	406	$15.91	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
32	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.59	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
33	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$11.99	Publix
34	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	20%	DDRM	210	210	$7.34	Big Lots, Publix

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
35	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$14.81	Publix
36	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.14	Walmart Neighborhood Market
37	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.04	Ross Dress for Less, T.J. Maxx
38	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$19.89	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
39	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$13.38	Publix
40	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.61	Home Depot (U), Jo-Ann, Ross Dress for Less
41	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	109	148	$21.53	LA Fitness (U), The Fresh Market
42	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.48	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
43	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.24	Publix, Ross Dress for Less
44	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		268	283	$15.14	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
45	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$16.70	—
46	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.16	Publix
47	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	244	247	$14.06	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
48	Shoppes Of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$23.58	Publix (U), Staples, Target (U)
49	West Oaks Town Center	Orlando-Kissimmee-Sanford, FL	Ocoee	FL	20%	DDRM	67	112	$15.30	Best Buy (U), Michaels
50	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.12	Publix
51	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		309	309	$16.24	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
52	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.45	Nordstrom Rack
53	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$10.91	Badcock Home Furniture & More, dd's Discounts, Fallas Paredes, Goodwill, Publix, Ross Dress for Less
54	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
55	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.78	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
56	Tradewinds Shopping Center	Pensacola-Ferry Pass-Brent, FL	Pensacola	FL	5%	BREDDR III	179	195	$10.71	Jo-Ann, T.J. Maxx/HomeGoods
57	Cortez Plaza	North Port-Sarasota-Bradenton, FL	Bradenton	FL	100%		274	274	$12.74	Burlington, LA Fitness, PetSmart
58	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.10	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe's (U)
59	Killearn Shopping Center	Tallahassee, FL	Tallahassee	FL	20%	DDRM	95	95	$14.30	Hobby Lobby
60	Kmart Shopping Center	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		232	232	$3.72	Kane Furniture, Kmart
61	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.84	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
62	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	256	$14.40	buybuy BABY, Lowe's (U), PetSmart
63	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.33	Publix
64	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$24.66	Publix (U), Target (U)
65	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	549	$16.28	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
66	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.10	Publix, Walmart (U)
67	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.47	Bealls, Office Depot (U), Publix
68	Century Town Center	Sebastian-Vero Beach, FL	Vero Beach	FL	5%	BREDDR III	107	117	$14.44	Marshalls/HomeGoods
69	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.21	Stein Mart
70	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.62	Kroger
71	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.37	Publix
72	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$18.38	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
73	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$13.10	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.10	Publix
75	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$11.94	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
76	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	709	$12.57	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
77	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.22	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
78	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	20%	DDRM	98	101	$11.85	Kroger
79	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.38	Publix
80	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$11.53	—
81	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	20%	OTHER	125	125	$10.51	Bargain Hunt
82	Camp Creek Marketplace	Atlanta-Sandy Springs-Roswell, GA	East Point	GA	5%	BREDDR III	424	719	$16.29	Beauty Master, BJ's Wholesale Club, Lowe's (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
83	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.21	—
84	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.24

Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

85	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.07	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
86	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$16.16	AMC Theatres, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
87	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	100%		287	327	$13.33	Publix, Ross Dress for Less, Stein Mart
88	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.11	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
89	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$14.70	Movie Tavern
90	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.01	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
91	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.63	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
92	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.34	Publix
93	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		293	293	$14.26	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
94	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$8.66	HomeGoods, Kroger, Walmart (U)
95	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.58	Kohl's, OfficeMax, Old Navy, Target (U)
96	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.20	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
97	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$10.23	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
98	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.35	Mariano's, XSport Fitness
99	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$26.79	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
100	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.48	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
101	Hillside Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Hillside	IL	5%	BREDDR III	165	365	$16.43	HomeGoods, Michaels, Ross Dress for Less, Target (U)
102	Prairie Market	Chicago-Naperville-Elgin, IL-IN-WI	Oswego	IL	5%	BREDDR III	113	679	$22.54	Aldi, Best Buy (U), Dick's Sporting Goods (U), Hobby Lobby (U), Kohl's (U), PetSmart, Walmart (U)
103	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		526	692	$20.21	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
104	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$17.84	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
105	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	100%		317	602	$15.29	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
106	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.94	Best Buy (U), Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
107	Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$13.68	Cinemark, Dick's Sporting Goods, Hen House, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
108	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$9.77	Burlington, HomeGoods, Regency Furniture
109	Duvall Village	Washington-Arlington-Alexandria, DC-VA-MD-WV	Bowie	MD	100%		88	88	$20.41	—
110	Largo Town Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Upper Marlboro	MD	20%	OTHER	277	281	$15.48	Marshalls, Regency Furniture, Shoppers Food Warehouse
111	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		354	640	$16.47	Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
112	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	783	$24.91	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
113	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.99	Kohl's, Stop & Shop
114	Waterside Marketplace	Detroit-Warren-Dearborn, MI	Chesterfield	MI	5%	BREDDR III	291	547	$13.70	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, JCPenney (U), Jo-Ann, Lowe's (U), T.J. Maxx
115	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$9.89	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
116	Independence Commons	Kansas City, MO-KS	Independence	MO	100%		386	403	$14.93	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
117	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.29	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe's
118	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$19.80	Costco (U), HomeGoods, HomeSense, Target (U)
119	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.57	Whole Foods
120	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
121	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.82	Stop & Shop
122	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	100%		112	237	$19.82	Dick's Sporting Goods, Target (U)
123	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.12	buybuy BABY, Dick's Sporting Goods, Home Depot, PetSmart
124	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
125	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$18.58	Lowe's (U), ShopRite
126	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$18.28	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
127	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		609	1,117	$16.66	Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan Furniture, Restoration Hardware Outlet, Target (U), Walmart (U), Wegmans
128	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$14.21	Home Depot, Super Stop & Shop
129	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	883	$14.22	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
130	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		726	871	$14.16	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
131	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		263	263	$22.61	Harris Teeter, Marshalls, PetSmart
132	The Shops at the Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		130	130	$12.17	Stein Mart, The Fresh Market
133	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$28.56	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
134	Rosedale Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	20%	DDRM	119	119	$17.75	Harris Teeter
135	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$14.72	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
136	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.71	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
137	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.55	Lowes Foods
138	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	132	132	$20.75	Harris Teeter
139	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.26	Lowes Foods
140	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.56	Harris Teeter
141	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$16.81	Kohl's, Walmart (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
142	Poyner Place	Raleigh, NC	Raleigh	NC	100%		254	434	$16.78	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U)
143	University Centre	Wilmington, NC	Wilmington	NC	100%		418	525	$10.98	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
144	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.46	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
145	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
146	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	433	$16.80	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
147	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		401	503	$11.12	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
148	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$14.27	Marc's
149	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.33	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Staples, T.J. Maxx, Value City Furniture
150	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	111	111	$14.61	—
151	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.70	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
152	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		458	730	$16.49	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
153	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.44	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
154	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.51	Giant Eagle
155	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$10.97	Giant Eagle
156	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.37	Giant Eagle, HomeGoods, Marshalls, Michaels
157	Shoppes on South Main	Toledo, OH	Bowling Green	OH	5%	BREDDR III	111	222	$10.09	Home Depot (U), T.J. Maxx
158	North Towne Commons	Toledo, OH	Toledo	OH	100%		80	295		—
159	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.32	Bed Bath & Beyond, Kohl's, Old Navy
160	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		309	570	$19.91	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
161	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.60	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
162	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$11.15	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
163	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
164	Widewater Commons	Pittsburgh, PA	Uniontown	PA	5%	BREDDR III	47	171	$14.57	PetSmart, Target (U)
165	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$19.14	Barnes & Noble, DSW
166	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	100%		208	217	$10.09	Food Lion, Jo-Ann, Kohl's, Marshalls
167	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		205	326	$13.72	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
168	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$17.06	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
169	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$11.64	Dick's Sporting Goods, Kohl's, Staples
170	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.56	REI, Whole Foods
171	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.25	Kroger
172	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	277	658	$15.01	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
173	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$10.94	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
174	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.81	—
175	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.60	Bargain Hunt, OfficeMax (U)
176	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.68	Best Buy, Ross Dress for Less, Royal Furniture
177	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$11.65	Bed Bath & Beyond, Home Depot (U)

DDR Corp.

Property List (excludes RVI)

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
178	McAlister Square	Dallas-Fort Worth-Arlington, TX	Burleson	TX	5%	BREDDR III	169	169	$11.82	Academy Sports, Party City
179	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$11.66	Aldi (U), AMC Theatres, Burke's Outlet, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
180	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.55	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
181	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.21	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, T.J. Maxx, Target (U)
182	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.00	Ross Dress for Less, Target (U)
183	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.67	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
184	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.66	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
185	Commonwealth Center	Richmond, VA	Midlothian	VA	100%		166	166	$16.61	Michaels, Stein Mart, The Fresh Market
186	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.60	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
187	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.87	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
188	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.89	Kroger
189	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$19.97	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
190	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.27	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
191	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.32	Books-A-Million, HomeGoods, Kohl's, Martin's
192	Winchester Station	Winchester, VA-WV	Winchester	VA	5%	BREDDR III	175	409	$15.57	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
193	Orchards Market Center	Portland-Vancouver-Hillsboro, OR-WA	Vancouver	WA	100%		178	209	$16.54	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total				46,677	64,651
Note: (U) indicates unowned				BREDDR III - BRE DDR Retail Holdings III
Anchors include tenants greater than 20K SF				BREDDR IV - BRE DDR Retail Holdings IV
				DDRM - DDRM Properties
				SAU - DDR-SAU Retail Fund
				TIAA - DDRTC Core Retail Fund

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Palm Valley Pavilions West	Phoenix-Mesa-Scottsdale, AZ	Goodyear	AZ	100%	233	277	$18.17	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
2	Tucson Spectrum	Tucson, AZ	Tucson	AZ	100%	717	970	$14.53	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
3	Homestead Pavilion	Miami-Fort Lauderdale-West Palm Beach, FL	Homestead	FL	100%	300	391	$18.50	Bed Bath & Beyond, Kohl's (U), Michaels, Ross Dress for Less
4	Tequesta Shoppes	Miami-Fort Lauderdale-West Palm Beach, FL	Tequesta	FL	100%	110	119	$11.73	Marshalls
5	International Drive Value Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%	186	192	$10.42	Bed Bath & Beyond, dd's Discounts, Ross Dress for Less, T.J. Maxx
6	Millenia Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%	412	412	$11.13	BJ's Wholesale Club, Dick's Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More
7	Lake Walden Square	Tampa-St. Petersburg-Clearwater, FL	Plant City	FL	100%	245	245	$12.01	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
8	Mariner Square	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	100%	194	519	$9.74	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
9	Brandon Boulevard Shoppes	Tampa-St. Petersburg-Clearwater, FL	Valrico	FL	100%	86	89	$16.48	LA Fitness
10	Douglasville Pavilion	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%	266	369	$12.23	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
11	Newnan Crossing	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	100%	223	453	$8.23	Hobby Lobby, Lowe's, Walmart (U)
12	East Lloyd Commons	Evansville, IN-KY	Evansville	IN	100%	160	160	$13.86	Best Buy, Dick's Sporting Goods, Michaels
13	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	100%	216	407	$13.53	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U)
14	Grandville Marketplace	Grand Rapids-Wyoming, MI	Grandville	MI	100%	224	372	$10.75	Hobby Lobby, Lowe's (U), OfficeMax
15	Riverdale Village	Minneapolis-St. Paul-Bloomington, MN-WI	Coon Rapids	MN	100%	788	968	$15.56	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
16	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	100%	262	350	$13.50	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
17	Midway Marketplace	Minneapolis-St. Paul-Bloomington, MN-WI	St. Paul	MN	100%	324	487	$8.66	Cub Foods, Herberger's (U), LA Fitness, T.J. Maxx, Walmart
18	Crossroads Center	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	100%	555	591	$11.62	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
19	Big Oaks Crossing	Tupelo, MS	Tupelo	MS	100%	348	348	$6.40	Jo-Ann, Sam's Club, Walmart
20	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	100%	175	393	$18.34	Dick's Sporting Goods, Walmart (U)
21	Hamilton Commons	Atlantic City-Hammonton, NJ	Mays Landing	NJ	100%	397	397	$16.74	Bed Bath & Beyond, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
22	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	100%	842	842	$13.92	Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, PetSmart, Staples, Target
23	Beaver Creek Crossings	Raleigh, NC	Apex	NC	100%	321	321	$16.14	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
24	Great Northern Plazas	Cleveland-Elyria, OH	North Olmsted	OH	100%	631	669	$13.90	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
25	Uptown Solon	Cleveland-Elyria, OH	Solon	OH	100%	182	182	$15.05	Bed Bath & Beyond, Mustard Seed Market & Cafe
26	Gresham Station	Portland-Vancouver-Hillsboro, OR-WA	Gresham	OR	100%	342	342	$19.78	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
27	Peach Street Marketplace	Erie, PA	Erie	PA	100%	721	1,001	$10.40	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
28	Noble Town Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Jenkintown	PA	100%	168	168	$15.97	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
29	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	100%	259	259	$14.76	Selectos Supermarket, Walmart
30	Plaza Fajardo	Fajardo, PR	Fajardo	PR	100%	274	274	$16.49	Econo, Walmart

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	DDR Own %	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
31	Plaza Walmart	Guayama, PR	Guayama	PR	100%	164	164	$8.99	Walmart
32	Plaza del Atlántico	San Juan-Carolina-Caguas, PR	Arecibo	PR	100%	223	223	$12.13	Capri, Kmart
33	Plaza del Sol	San Juan-Carolina-Caguas, PR	Bayamon	PR	100%	601	713	$30.84	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Old Navy, Walmart
34	Plaza Río Hondo	San Juan-Carolina-Caguas, PR	Bayamon	PR	100%	555	555	$25.28	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
35	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	100%	524	636	$16.24	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
36	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	100%	313	339	$8.84	Caribbean Cinemas (U), Walmart
37	Plaza del Norte	San Juan-Carolina-Caguas, PR	Hatillo	PR	100%	682	699	$22.53	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
38	Plaza Palma Real	San Juan-Carolina-Caguas, PR	Humacao	PR	100%	449	449	$14.67	Capri, Marshalls, Pep Boys, Walmart
39	Señorial Plaza	San Juan-Carolina-Caguas, PR	Rio Piedras	PR	100%	202	202	$18.00	Pueblo
40	Plaza Vega Baja	San Juan-Carolina-Caguas, PR	Vega Baja	PR	100%	185	185	$11.36	Econo
41	Harbison Court	Columbia, SC	Columbia	SC	100%	242	301	$14.49	Marshalls, Nordstrom Rack, Ross Dress for Less
42	Lowe's Home Improvement	Nashville-Davidson-Murfreesboro-Franklin, TN	Hendersonville	TN	100%	129	144	$8.83	Lowe's
43	Kyle Crossing	Austin-Round Rock, TX	Kyle	TX	100%	121	375	$19.37	Kohl's (U), Ross Dress for Less, Target (U)
44	The Marketplace at Towne Centre	Dallas-Fort Worth-Arlington, TX	Mesquite	TX	100%	180	404	$17.05	Cavender's (U), Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less
45	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	100%	385	393	$15.32	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
46	Shoppers World of Brookfield	Milwaukee-Waukesha-West Allis, WI	Brookfield	WI	100%	203	278	$11.72	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
47	Marketplace of Brown Deer	Milwaukee-Waukesha-West Allis, WI	Brown Deer	WI	100%	410	410	$9.45	Bob's Discount Furniture, Burlington, Kohl's, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
48	West Allis Center	Milwaukee-Waukesha-West Allis, WI	West Allis	WI	100%	264	392	$6.79	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
			Total			15,991	19,427

Note: (U) indicates unowned
Anchors include tenants greater than 20K SF

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

DDR Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs.  The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and gains are non-recurring.  These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

DDR Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, due to the impact of Hurricane Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI.  SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs.  Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	6M18	6M17	6M18	6M17
GAAP Reconciliation:
Net loss attributable to DDR	($57,482)	($24,630)	($57,482)	($24,630)
Fee income	(15,306)	(18,226)	(15,306)	(18,226)
Interest income	(10,357)	(15,558)	(10,357)	(15,558)
Interest expense	88,953	100,735	88,953	100,735
Depreciation and amortization	146,886	181,160	146,886	181,160
General and administrative	36,302	53,828	36,302	53,828
Other expense, net	97,862	958	97,862	958
Impairment charges	48,504	50,069	48,504	50,069
Hurricane property loss	974	0	974	0
Equity in net (income) loss of joint ventures	(12,607)	2,382	(12,607)	2,382
Reserve of preferred equity interests	2,336	76,000	2,336	76,000
Tax expense	373	696	373	696
Gain on disposition of real estate	(39,519)	(82,726)	(39,519)	(82,726)
Income from non-controlling interests	952	480	952	480
Consolidated NOI	287,871	325,168	287,871	325,168
DDR's consolidated JV	0	0	(782)	(806)
Consolidated NOI, net of non-controlling interests	287,871	325,168	287,089	324,362

Net income (loss) from unconsolidated joint ventures	36,028	(86,079)	11,981	(33,702)
Interest expense	49,189	59,134	7,555	29,004
Depreciation and amortization	76,976	92,685	10,138	47,589
Impairment charges	16,910	80,507	846	27,850
Preferred share expense	12,825	16,367	641	8,239
Other expense, net	14,037	15,627	2,333	9,054
(Gain) loss on disposition of real estate, net	(50,376)	976	(9,325)	803
Unconsolidated NOI	155,589	179,217	24,169	88,837

Total Consolidated + Unconsolidated NOI	443,460	504,385	311,258	413,199
Less: Non-Same Store NOI adjustments including Puerto Rico NOI	(76,767)	(141,048)	(66,286)	(171,425)
Total SSNOI	$366,693	$363,337	$244,972	$241,774
Less: RVI – continental U.S. and disposition assets	(67,508)	(67,847)	(67,509)	(67,847)
Total New DDR SSNOI	$299,185	$295,490	$177,463	$173,927

SSNOI % Change – DDR at share (excluding Puerto Rico)	0.9%		1.3%
SSNOI % Change – New DDR at share	1.3%		2.0%

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary at 100%

GLA in thousands
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Shopping Center Summary
Operating Centers – 100%	241	258	273	286	298
Wholly Owned - DDR	126	132	136	143	148
JV Portfolio	115	126	137	143	150

Owned and Ground Lease GLA – 100%	62,668	65,253	67,410	71,118	72,686
Wholly Owned - DDR	38,875	40,006	40,951	42,755	43,748
JV Portfolio – 100%	23,793	25,247	26,459	28,363	28,938
Unowned GLA – 100%	21,410	23,605	24,758	26,104	27,352

Quarterly Operational Overview
DDR (100%)
Base Rent PSF	$15.93	$15.81	$15.77	$15.53	$15.46
Base Rent PSF < 10K	$26.06	$25.89	$25.67	$25.56	$25.39
Base Rent PSF > 10K	$12.99	$12.89	$12.83	$12.61	$12.54
Leased Rate	92.6%	92.9%	93.1%	93.3%	93.7%
Commenced Rate	90.7%	90.9%	91.4%	91.6%	91.7%
Leased Rate < 10K SF	86.3%	86.5%	87.2%	87.4%	87.6%
Leased Rate > 10K SF	94.6%	94.9%	95.0%	95.2%	95.7%

Joint Venture (100%)
Base Rent PSF	$14.63	$14.54	$14.50	$14.42	$14.34
Leased Rate	93.1%	92.9%	93.1%	93.2%	93.9%
Leased Rate < 10K SF	85.0%	85.4%	86.4%	86.6%	86.9%
Leased Rate > 10K SF	95.8%	95.6%	95.5%	95.4%	96.2%

DDR Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q18	16	113,794	$17.83	$16.61	7.3%	7.2	45	344,513	$18.95	8.9
1Q18	11	53,758	$23.82	$19.06	25.0%	7.9	30	235,393	$17.51	9.0
4Q17	23	150,569	$23.80	$18.80	26.6%	9.5	43	250,068	$21.79	9.3
3Q17	20	69,117	$20.83	$19.66	6.0%	8.4	48	246,839	$18.27	8.9
	70	387,238	$21.52	$18.35	17.3%	8.5	166	1,076,813	$19.14	9.0

Renewals
2Q18	107	1,265,379	$14.24	$13.57	4.9%	5.4	107	1,265,379	$14.24	5.4
1Q18	78	736,865	$15.04	$14.53	3.5%	5.2	78	736,865	$15.04	5.2
4Q17	94	794,837	$17.90	$17.45	2.6%	4.8	94	794,837	$17.90	4.8
3Q17	133	1,443,926	$15.49	$14.60	6.1%	5.0	133	1,443,926	$15.49	5.0
	412	4,241,007	$15.49	$14.82	4.5%	5.1	412	4,241,007	$15.49	5.1

New + Renewals
2Q18	123	1,379,173	$14.53	$13.82	5.1%	5.5	152	1,609,892	$15.24	6.3
1Q18	89	790,623	$15.63	$14.84	5.3%	5.5	108	972,258	$15.63	6.2
4Q17	117	945,406	$18.84	$17.67	6.6%	5.7	137	1,044,905	$18.83	6.0
3Q17	153	1,513,043	$15.74	$14.83	6.1%	5.2	181	1,690,765	$15.90	5.6
	482	4,628,245	$15.99	$15.11	5.8%	5.5	578	5,317,820	$16.23	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q18	304,616	$19.85	$1.33	$6.57	$0.46	$8.36	$11.49	8.4
1Q18	228,351	$18.30	$2.23	$3.31	$0.47	$6.01	$12.29	9.0
4Q17	233,103	$22.77	$1.84	$2.27	$0.48	$4.59	$18.18	9.2
3Q17	177,796	$19.45	$2.09	$1.68	$0.61	$4.38	$15.07	8.6
	943,866	$20.12	$1.83	$3.76	$0.50	$6.09	$14.03	8.8

Renewals
2Q18	1,265,379	$14.43	$0.05	$0.00	$0.00	$0.05	$14.38	5.4
1Q18	736,865	$15.16	$0.04	$0.00	$0.00	$0.04	$15.12	5.2
4Q17	794,837	$18.01	$0.02	$0.00	$0.00	$0.02	$17.99	4.8
3Q17	1,443,926	$15.60	$0.01	$0.00	$0.00	$0.01	$15.59	5.0
	4,241,007	$15.62	$0.03	$0.00	$0.00	$0.03	$15.59	5.1

New + Renewals
2Q18	1,569,995	$15.48	$0.39	$1.77	$0.13	$2.29	$13.19	6.1
1Q18	965,216	$15.90	$0.79	$1.13	$0.16	$2.08	$13.82	6.2
4Q17	1,027,940	$19.09	$0.66	$0.80	$0.17	$1.63	$17.46	5.9
3Q17	1,621,722	$16.02	$0.37	$0.29	$0.10	$0.76	$15.26	5.4
	5,184,873	$16.44	$0.52	$1.02	$0.14	$1.68	$14.76	5.9

DDR Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q18	14	141,437	$14.14	$11.91	18.7%	7.7	27	210,250	$14.89	8.2
1Q18	23	85,221	$19.51	$19.47	0.2%	6.7	38	171,067	$17.48	7.5
4Q17	21	180,679	$13.20	$13.47	(2.0%)	8.4	49	314,496	$15.30	9.4
3Q17	15	34,850	$24.51	$21.61	13.4%	6.5	28	82,040	$22.22	7.4
	73	442,187	$15.61	$14.77	5.7%	7.6	142	777,853	$16.40	8.4

Renewals
2Q18	91	676,137	$14.79	$14.70	0.6%	5.0	91	676,137	$14.79	5.0
1Q18	85	656,262	$15.67	$14.93	5.0%	5.4	85	656,262	$15.67	5.4
4Q17	92	720,953	$13.26	$13.08	1.4%	4.6	92	720,953	$13.26	4.6
3Q17	106	725,176	$16.85	$15.85	6.3%	5.4	106	725,176	$16.85	5.4
	374	2,778,528	$15.14	$14.63	3.5%	5.1	374	2,778,528	$15.14	5.1

New + Renewals
2Q18	105	817,574	$14.68	$14.21	3.3%	5.4	118	886,387	$14.81	5.7
1Q18	108	741,483	$16.11	$15.45	4.3%	5.6	123	827,329	$16.04	5.9
4Q17	113	901,632	$13.25	$13.16	0.7%	5.3	141	1,035,449	$13.88	6.2
3Q17	121	760,026	$17.20	$16.11	6.8%	5.5	134	807,216	$17.40	5.7
	447	3,220,715	$15.20	$14.65	3.8%	5.5	516	3,556,381	$15.41	5.9

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q18	210,250	$15.71	$2.02	$3.58	$0.31	$5.91	$9.80	8.2
1Q18	171,067	$18.24	$2.95	$3.19	$0.82	$6.96	$11.28	7.5
4Q17	312,496	$15.97	$1.82	$1.46	$0.23	$3.51	$12.46	9.4
3Q17	82,040	$23.81	$3.49	$1.03	$0.57	$5.09	$18.72	7.4
	775,853	$17.23	$2.25	$2.32	$0.40	$4.97	$12.26	8.3

Renewals
2Q18	676,137	$15.10	$0.08	$0.01	$0.00	$0.09	$15.01	5.0
1Q18	656,262	$15.86	$0.18	$0.01	$0.00	$0.19	$15.67	5.4
4Q17	720,953	$13.45	$0.05	$0.01	$0.00	$0.06	$13.39	4.6
3Q17	725,176	$17.11	$0.16	$0.01	$0.07	$0.24	$16.87	5.4
	2,778,528	$15.38	$0.12	$0.01	$0.02	$0.15	$15.23	5.1

New + Renewals
2Q18	886,387	$15.24	$0.73	$1.21	$0.10	$2.04	$13.20	5.7
1Q18	827,329	$16.35	$0.91	$0.85	$0.22	$1.98	$14.37	5.9
4Q17	1,033,449	$14.21	$0.85	$0.66	$0.11	$1.62	$12.59	6.1
3Q17	807,216	$17.80	$0.60	$0.14	$0.14	$0.88	$16.92	5.7
	3,554,381	$15.78	$0.78	$0.73	$0.14	$1.65	$14.13	5.9

DDR Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	112	$1,176	$10.50	0.4%	77	190	$6,014	$31.65	3.2%	80	302	$7,190	$23.81	1.4%
2018	10	524	8,039	$15.34	2.4%	152	406	11,362	$27.99	6.0%	162	930	19,401	$20.86	3.7%
2019	86	2,914	35,228	$12.09	10.6%	374	1,029	27,623	$26.84	14.6%	460	3,943	62,851	$15.94	12.0%
2020	86	2,827	38,115	$13.48	11.4%	354	932	26,488	$28.42	14.0%	440	3,759	64,603	$17.19	12.4%
2021	110	3,268	44,297	$13.55	13.3%	313	921	23,883	$25.93	12.6%	423	4,189	68,180	$16.28	13.0%
2022	130	4,384	55,653	$12.69	16.7%	312	893	26,056	$29.18	13.8%	442	5,277	81,709	$15.48	15.6%
2023	130	3,965	51,367	$12.96	15.4%	253	856	23,290	$27.21	12.3%	383	4,821	74,657	$15.49	14.3%
2024	67	2,137	26,093	$12.21	7.8%	131	512	13,413	$26.20	7.1%	198	2,649	39,506	$14.91	7.6%
2025	47	1,079	17,271	$16.01	5.2%	91	325	8,994	$27.67	4.8%	138	1,404	26,265	$18.71	5.0%
2026	32	770	11,813	$15.34	3.5%	100	369	10,940	$29.65	5.8%	132	1,139	22,753	$19.98	4.4%
2027	32	848	14,007	$16.52	4.2%	60	204	6,097	$29.89	3.2%	92	1,052	20,104	$19.11	3.8%
Thereafter	43	1,855	30,522	$16.45	9.1%	48	184	4,760	$25.87	2.5%	91	2,039	35,282	$17.30	6.8%
Total	776	24,683	$333,581	$13.51	100.0%	2,265	6,821	$188,920	$27.70	100.0%	3,041	31,504	$522,501	$16.59	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	50	$680	$13.60	0.2%	72	177	$5,748	$32.47	3.0%	74	227	$6,428	$28.32	1.2%
2018	3	56	687	$12.27	0.2%	111	265	8,043	$30.35	4.3%	114	321	8,730	$27.20	1.7%
2019	14	301	4,081	$13.56	1.2%	257	674	18,645	$27.66	9.9%	271	975	22,726	$23.31	4.3%
2020	15	240	4,465	$18.60	1.3%	219	530	16,200	$30.57	8.6%	234	770	20,665	$26.84	4.0%
2021	13	245	4,791	$19.56	1.4%	176	439	12,308	$28.04	6.5%	189	684	17,099	$25.00	3.3%
2022	22	388	6,449	$16.62	1.9%	176	421	13,463	$31.98	7.1%	198	809	19,912	$24.61	3.8%
2023	10	163	3,460	$21.23	1.0%	150	403	11,785	$29.24	6.2%	160	566	15,245	$26.93	2.9%
2024	14	323	4,914	$15.21	1.5%	129	358	10,432	$29.14	5.5%	143	681	15,346	$22.53	2.9%
2025	12	346	4,412	$12.75	1.3%	126	345	9,626	$27.90	5.1%	138	691	14,038	$20.32	2.7%
2026	17	321	5,524	$17.21	1.7%	120	342	10,007	$29.26	5.3%	137	663	15,531	$23.43	3.0%
2027	21	498	7,792	$15.65	2.3%	101	273	8,581	$31.43	4.5%	122	771	16,373	$21.24	3.1%
Thereafter	633	21,752	286,326	$13.16	85.8%	628	2,594	64,082	$24.70	33.9%	1,261	24,346	350,408	$14.39	67.1%
Total	776	24,683	$333,581	$13.51	100.0%	2,265	6,821	$188,920	$27.70	100.0%	3,041	31,504	$522,501	$16.59	100.0%

Note: Excludes ground leases

DDR Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	45	102	$2,423	$23.75	2.2%	45	102	$2,423	$23.75	0.8%
2018	7	209	2,033	$9.73	1.1%	99	246	5,667	$23.04	5.1%	106	455	7,700	$16.92	2.7%
2019	58	1,754	22,818	$13.01	12.7%	288	764	17,423	$22.80	15.8%	346	2,518	40,241	$15.98	13.9%
2020	67	2,030	21,959	$10.82	12.2%	265	666	15,002	$22.53	13.6%	332	2,696	36,961	$13.71	12.8%
2021	80	2,724	31,890	$11.71	17.8%	277	697	17,402	$24.97	15.8%	357	3,421	49,292	$14.41	17.0%
2022	84	2,678	29,402	$10.98	16.4%	252	738	16,888	$22.88	15.3%	336	3,416	46,290	$13.55	16.0%
2023	80	2,310	27,610	$11.95	15.4%	195	627	14,640	$23.35	13.3%	275	2,937	42,250	$14.39	14.6%
2024	46	1,350	14,070	$10.42	7.8%	77	270	6,229	$23.07	5.7%	123	1,620	20,299	$12.53	7.0%
2025	14	463	5,938	$12.83	3.3%	51	187	4,231	$22.63	3.8%	65	650	10,169	$15.64	3.5%
2026	20	404	4,662	$11.54	2.6%	33	109	2,698	$24.75	2.4%	53	513	7,360	$14.35	2.5%
2027	20	535	7,518	$14.05	4.2%	49	158	4,064	$25.72	3.7%	69	693	11,582	$16.71	4.0%
Thereafter	27	886	11,499	$12.98	6.4%	39	131	3,550	$27.10	3.2%	66	1,017	15,049	$14.80	5.2%
Total	503	15,343	$179,399	$11.69	100.0%	1,670	4,695	$110,217	$23.48	100.0%	2,173	20,038	$289,616	$14.45	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	40	87	$2,128	$24.46	1.9%	40	87	$2,128	$24.46	0.7%
2018	2	21	280	$13.33	0.2%	69	155	3,371	$21.75	3.1%	71	176	3,651	$20.74	1.3%
2019	10	272	1,655	$6.08	0.9%	167	383	8,532	$22.28	7.7%	177	655	10,187	$15.55	3.5%
2020	10	173	2,179	$12.60	1.2%	153	324	7,563	$23.34	6.9%	163	497	9,742	$19.60	3.4%
2021	12	238	2,798	$11.76	1.6%	178	384	10,051	$26.17	9.1%	190	622	12,849	$20.66	4.4%
2022	14	375	4,859	$12.96	2.7%	141	366	8,424	$23.02	7.6%	155	741	13,283	$17.93	4.6%
2023	11	255	3,278	$12.85	1.8%	140	378	9,109	$24.10	8.3%	151	633	12,387	$19.57	4.3%
2024	8	152	2,000	$13.16	1.1%	107	305	7,158	$23.47	6.5%	115	457	9,158	$20.04	3.2%
2025	15	260	3,756	$14.45	2.1%	84	239	5,171	$21.64	4.7%	99	499	8,927	$17.89	3.1%
2026	13	255	3,614	$14.17	2.0%	76	191	4,306	$22.54	3.9%	89	446	7,920	$17.76	2.7%
2027	9	201	2,227	$11.08	1.2%	105	288	7,150	$24.83	6.5%	114	489	9,377	$19.18	3.2%
Thereafter	399	13,141	152,753	$11.62	85.1%	410	1,595	37,254	$23.36	33.8%	809	14,736	190,007	$12.89	65.6%
Total	503	15,343	$179,399	$11.69	100.0%	1,670	4,695	$110,217	$23.48	100.0%	2,173	20,038	$289,616	$14.45	100.0%

Note: Excludes ground leases

INVESTOR RELATIONS DEPARTMENT   3300 ENTERPRISE PARKWAY   BEACHWOOD, OH 44122   P. 216.755.5500   F. 216.755.1500   DDR.COM   DDR LISTED NYSE